UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Geoffrey R. T. Kenyon, Esq.
200 West Street	Dechert LLP
New York, NY 10282	200 Clarendon Street
27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: October 31

Date of reporting period: April 30, 2010

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	April 30, 2010

Fundamental Emerging Markets Equity Funds
Asia Equity
BRIC
Emerging Markets Equity

Goldman Sachs Fundamental Emerging
Markets Equity Funds

■	GOLDMAN SACHS ASIA EQUITY

■	GOLDMAN SACHS BRIC

■	GOLDMAN SACHS EMERGING MARKETS EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Investment Process	2
Market Review	3
Portfolio Management Discussions and Performance Summaries	6
Schedules of Investments	22
Financial Statements	34
Notes to Financial Statements	38
Financial Highlights	54
Other Information	60

Not FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectus.

The Asia Equity Fund invests primarily in a diversified portfolio of equity investments in Asian issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund concentrates its investments in Asian issuers, the Fund is subject to greater risk of loss as a result of Asian economic, market, political and local risks than a fund that is more geographically diversified. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

The BRIC Fund invests primarily in a concentrated portfolio of equity investments in Brazil, Russia, India and China (“BRIC countries”) or in issuers that substantially participate in the markets of BRIC countries. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. Because the Fund may concentrate its investments in specific countries or regions, the Fund is subject to greater risk of loss as a result of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in those countries or regions. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” mutual funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Emerging Markets Equity Fund invests primarily in a diversified portfolio of equity investments in emerging country issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. The Fund may engage in foreign currency transactions. The Fund may participate in the initial public offering (“IPO”) market. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. The Fund may also invest in fixed income securities, which are subject to the risks associated with debt securities generally, including credit, liquidity and interest rate risk. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

What Differentiates Goldman Sachs’ Fundamental Emerging Markets Equity Investment Process?

Goldman Sachs’ Fundamental Emerging Markets Equity investment process is based on the belief that strong, consistent results are best achieved through expert stock selection, performed by our dedicated Emerging Markets Team that works together on a global scale. Our deep, diverse and experienced team of research analysts combines local insights with global, industry-specific expertise to identify its best investment ideas.

■ The Emerging Markets Equity research team, based in the United States, United Kingdom, Japan, China, Korea, Singapore, Brazil, and India focuses on long-term business and management quality

■ Analysts collaborate regularly to leverage regional and industry-specific research and insights

■ Proprietary, bottom-up research is the key driver of our investment process

■ A common valuation framework, focusing on long-term earnings power, ensures consistency when valuing and comparing a company to its peers globally

■ A seasoned team of experienced Research Analysts is regionally aligned and has sector expertise

■ The decision-making process includes active participation in frequent and regular research meetings

■ The Research Analyst team benefits from the country and currency expertise of our Global Emerging Markets Debt and Currency teams

■ Security selections are aligned with levels of investment conviction

■ Risk monitoring considers whether investment and other risks to the Funds are intended and justified

■ Dedicated portfolio construction team assists in ongoing monitoring and adjustment of the Funds

Emerging markets equity portfolios that strive to offer:

              ■ Access to markets across emerging markets

              ■ Disciplined approach to stock selection

              ■ Optimal risk/return profiles

MARKET REVIEW

Goldman Sachs Fundamental Emerging
Markets Equity Funds

Market Review

Overall, emerging markets equities rallied strongly during the six-month period ended April 30, 2010 (the “Reporting Period”). The Morgan Stanley Capital International (MSCI) Emerging Markets Investable Markets Index (Net) (the “MSCI EM IMI (Net)”) posted a return of 13.27%, significantly outperforming the 5.95% return of the MSCI All Country (AC) World ex-U.S. Index, which measures developed international equity markets. All sectors within the MSCI EM IMI (Net) posted positive returns during the Reporting Period.

As the Reporting Period began in November 2009, international equities capped a year of extremes on a note of moderation. The modest increases in emerging market equities came as markets had already corrected many of the extreme valuation discrepancies from earlier in 2009 and climbed higher on expectations for worldwide recovery and growth. In late November, Dubai World, a wholly-owned entity of the Dubai government, announced it would seek to delay redemption of debt for at least six months. This proved to be a short-lived dark spot on the otherwise generally accommodating backdrop for risk and equity markets. Strong commodity prices drove returns in several of the emerging market countries such as Brazil and Russia during the last months of 2009. Robust economic growth in China and India also contributed to the strong emerging market equity returns.

Emerging market equities began 2010 with further, but modest, gains, finishing the first calendar quarter of 2010 at an 18-month high and then moving still higher in April. This was achieved despite concerns of monetary tightening overhanging the equity markets of high growth economies in Latin America and emerging Asia. The Chinese government raised the bank reserve requirement ratio twice as policymakers focused on containing inflationary expectations and containing the risk of domestic asset price bubbles. Concerns over the possible contagion impact of the Greek debt crisis also weighed on global investor risk appetite. Strong Asian demand data enabled emerging market equities to finish the first four months of 2010 positively. Increasing investor focus on the relatively stronger economic fundamentals of many emerging market nations also benefited both their debt and equity markets.

On a regional basis, the EMEA (Europe, the Middle East and Africa) emerging equity markets performed best during the Reporting Period. The emerging equity markets of Asia and Latin America followed, generating returns quite similar to each other.

From an individual country perspective, Indonesia (+27.22%)* was the best performing emerging equity market during the Reporting Period, followed by Turkey (+27.13%), Mexico (+22.41%), India (+21.02%), Colombia (+21.00%) and the Philippines (+20.94%). Conversely, the Czech Republic (+1.39%) was the weakest performing emerging equity market during the Reporting Period, followed by China (+2.94%), Morocco (+3.24%), Peru (+6.94%), Egypt (+8.13%) and Brazil (+9.54%).

*	All regional and country market returns are expressed in U.S. dollar terms (unless otherwise specified) and are based on country-specific stock market indices that compose either the MSCI EM IMI (Net) or the applicable regional benchmark index specified.

MARKET REVIEW

Asian Equity Markets

Asian equity markets overall modestly lagged the emerging markets broadly during the Reporting Period, as measured by the 10.08% return of the MSCI All Country (AC) Asia ex-Japan Price Index. Still, generating solid absolute gains, the Asian equity markets followed the same general trends as the emerging equity markets overall, finishing 2009 with strength and then generating more muted performance in 2010 through the end of the Reporting Period as interest rate increases loomed.

Early in the Reporting Period, Asian equity markets were supported by a G20 commitment to ongoing policy stimulus, encouraging economic statistics and positive sentiment and optimism heading into 2010. The G20 is a group of finance ministers and central bank governors from 20 major economies — 19 countries plus the European Union. Asian markets edged slightly higher in the first months of 2010, but returns were weighed down by fears of policy tightening in China, the sovereign debt situation in Greece and Europe and announcements on U.S. bank regulation. Markets were also lifted by solid earnings reports by companies.

Among the Asian equity markets, Indonesia was the best performer, followed by South Korea, India, Thailand, and the Philippines. The only markets that lagged the MSCI AC Asia ex-Japan Price Index were Hong Kong and China, which each generated modestly positive returns during the Reporting Period.

BRIC Equity Markets

Overall, the BRIC equity markets — Brazil, Russia, India and China — lagged emerging market equities broadly, as measured by the 9.64% return of the MSCI BRIC 5-25 Investable Markets Index (Net) (the “MSCI BRIC 5-25 IMI (Net)) during the Reporting Period. Like the Asian equity markets, the BRIC equity markets followed the same general trends as the emerging equity markets overall, generating good returns late in 2009 and then more muted gains in the first four months of 2010.

India was the best performing BRIC equity market, benefiting in large part from exposure to the strong information technology sector and to comparatively conservatively-managed banks. Russia’s equity market also outpaced the MSCI BRIC 5-25 IMI (Net) during the Reporting Period, as investors became more comfortable with risk. Even without the dramatic economic growth estimates of some of its BRIC peers, Russia offered investors some attractive equity valuations.

Brazil’s equity market also outperformed the MSCI BRIC 5-25 IMI (Net). Brazil enjoyed strong domestic demand, despite the Brazilian government raising interest rates and instituting a tax on foreign purchases, both in an effort to manage economic growth and slow the real’s appreciation. China’s equity market generated solid positive absolute gains, but lagged the MSCI BRIC 5-25 IMI (Net) on a relative basis. China’s equity market, after a generally strong 2009 boosted by outsized economic growth numbers, began to slow on fears of rising interest rates and other government plans that might start to cool economic growth. Such measures already instituted included more restrictive home buying laws aimed at curbing speculation.

MARKET REVIEW

Looking Ahead

We maintain a positive long-term view on emerging market equities. The global economic environment continues to be uncertain, but we believe prospects for continued recovery in emerging markets remain strong. Having underperformed developed markets in 2008, emerging markets proved to be the strongest performing equity markets in 2009 as the global economy began to show signs of recovery and investors’ risk appetite returned. We believe that emerging economies will continue to grow much faster than developed countries going forward. We expect that their role in the global economy will continue to grow in importance, and that emerging markets’ strong economic growth will drive earnings growth.

We believe that the fundamentals of emerging market economies continue to be strong. Most emerging markets went into the recent financial crisis with strong sovereign and corporate balance sheets, which allowed them far greater flexibility than they had going into past crises and greater flexibility than most developed markets, better positioning them to weather the downturn.

We believe that, at the company level, emerging market fundamentals are equally robust, providing a strong underpinning for valuations, and that returns on equity of emerging market companies currently stand at a premium relative both to their own history and to their developed market peers. Crucially, this improvement has not come at the expense of higher leverage. Debt/equity ratios of emerging market companies are now substantially lower than those of developed market companies. Emerging market companies’ free cash flow is also exceptionally strong, a highly valuable attribute in a world with a dearth of available credit. We believe that valuations look reasonable in most major emerging markets.

We believe that active management with a bottom-up stock selection approach is critical. Upwards earnings revisions, which gained significant momentum in the second and third quarters of 2009, continue to be positive but appear to have peaked, which is good for stock pickers, as it means that there should be increased dispersion of returns at the stock level this year. We do not expect the beta, or risk, trade to be as strong in 2010 as it was in 2009 or 2008.

We believe that the key risk to our view is that global inflation accelerates faster than expected and that liquidity conditions, which were relatively benign as we began the calendar year, tighten more aggressively. If this scenario materializes, it would likely pose a threat to the speed of recovery in emerging markets. On balance, however, we believe the superior growth profiles of emerging market economies and companies will continue to drive superior equity returns.

As always, we maintain our focus on seeking high-quality equity investments trading at compelling valuations and intend to stay true to our long-term discipline as we seek to navigate potentially volatile markets ahead.

PORTFOLIO RESULTS

Goldman Sachs Asia Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Asia Equity Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C and Institutional Shares generated cumulative total returns, without sales charges, of 11.68%, 11.29%, 11.13% and 11.89%, respectively. These returns compare to the 10.08% cumulative total return of the Fund’s benchmark, the MSCI AC Asia ex-Japan Price Index (unhedged, with dividends reinvested) (the “Index”), during the same time period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund’s outperformance of its benchmark index during the Reporting Period can be primarily attributed to effective stock selection. From a sector perspective, effective stock selection was rather broad-based. Sector positioning overall also helped, but to a more modest degree.

A few strongly performing stocks that were not in the Index particularly buoyed the effect of individual stock selection in India and Taiwan. Examples of such stocks include Taiwan’s Chipbond Technology and India’s Indusind Bank, both new purchases for the Fund during the Reporting Period. An allocation to South Korea also contributed positively to the Fund’s relative results. There were no major detractors from the Fund’s results from a country perspective.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to the Index from holdings in South Korean auto manufacturer Kia Motors, South Korean airline Korean Air and Singapore real estate developer Wheelock Properties.

Both South Korean stocks generated strong returns, outpacing what was a robust South Korean equity market broadly. Kia Motors also benefited during the Reporting Period from an improvement in the performance of the auto industry worldwide, boosted by reports of strong demand from China. Further, Kia Motors reported stronger than expected volume growth, especially from new model launches. Korean Air’s shares rose on a recovery in passenger and cargo demand. Wheelock Properties was a small position in the Fund’s portfolio. However because its stock generated a triple-digit return and Wheelock Properties is not a component of the Index, it had a major impact on the Fund’s relative results.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to the Index were positions in Chinese property company Shui On Land, Hong Kong property company Shimao Property Holdings and Indian real estate company Indiabulls Real Estate.

Both Shui On Land and Shimao Property Holdings weakened on new legislation limiting home ownership in an attempt to curb speculation within the real estate market. Indiabulls Real Estate performed poorly, in part painted by the broad brush of weakness of India’s real estate sector. Indeed, India’s real estate sector was one of the worst performing within its equity market during the Reporting Period. Furthermore, commercial real estate, which is the primary focus of Indiabulls Real Estate’s business, lagged residential real estate.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	The sectors that contributed most to the Fund’s performance relative to the Index were industrials, information technology and consumer staples, each driven by effective stock selection.

The biggest detractors from the Fund’s relative results during the Reporting Period were the energy, financials and materials sectors. There were a number of Chinese holdings in each of these equity market segments that individually detracted from Fund performance, leading to the relative underperformance of the sectors overall. As Chinese stocks accounted for more than 25% of both the Index and the Fund, they had a significant impact on relative results. There were no major contributors or detractors from a sector allocation perspective during the Reporting Period.

PORTFOLIO RESULTS

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	Among the Fund’s most significant purchases during the Reporting Period, we initiated Fund positions in South Korean bank holding company Woori Finance Holdings, Taiwanese electronic component manufacturer AU Optronics and Chinese airline Air China.

We believe Woori Finance Holdings is well positioned to benefit from the moderate economic recovery. Given that it is one of the largest bank holding companies in South Korea, its balance sheets may improve faster than those of its peers. We added AU Optronics to the Fund’s portfolio on the belief that demand for liquid crystal display (LCD) components would be increasing along with the global economic recovery. We established a Fund position in Air China given our view that there will be a recovery in exports and in the air cargo industry.

Among the Fund’s most significant sales during the Reporting Period, we sold the Fund’s positions in South Korean commercial bank Korea Exchange Bank, South Korean steel producer Hyundai Steel and Chinese real estate operator and developer China Resources Land.

Although we continued to believe both Korea Exchange Bank and Hyundai Steel are good companies, we sold the Fund’s positions in each stock in order to seek new opportunities with more upside potential as the South Korean economy recovers. We eliminated the Fund’s holding in China Resources Land as part of our reduction in exposure to property companies following a new round of tightening measures from the Chinese government that changed the environment for Chinese real estate developers.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector bets are usually established within a narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure to the consumer discretionary, information technology, industrials and consumer staples sectors increased, and its allocations to the energy, financials and telecommunication services sectors decreased.

Allocations to countries are a direct result of various stock selection decisions. During the Reporting Period, there were no major changes in the Fund’s country weightings.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had an overweighted exposure to Taiwan and China compared to the Index. On the same date, the Fund had an underweighted exposure to Singapore and Thailand and was relatively neutrally weighted to the remaining components of the Index.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in the consumer discretionary, information technology and materials sectors at the end of the Reporting Period. On the same date, the Fund had underweighted positions compared to the Index in the telecommunication services, financials and energy sectors and rather neutral positions relative to the Index in the consumer staples, health care, utilities and industrials sectors.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

Asia Equity Fund
as of April 30, 2010

PERFORMANCE REVIEW

	Fund Total Return	MSCI AC Asia ex-Japan
November 1, 2009–April 30, 2010	(based on NAV)[1]	Price Index[2]

Class A	11.68%	10.08%
Class B	11.29	10.08
Class C	11.13	10.08
Institutional	11.89	10.08

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The unmanaged MSCI AC Asia ex-Japan Price Index (unhedged) is a market capitalization-weighted composite of securities in 10 Asian countries. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 3/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	58.78%	7.01%	2.95%	1.58%	7/8/94
Class B	61.99	7.07	3.02	0.27	5/1/96
Class C	65.65	7.39	2.86	0.65	8/15/97
Institutional	68.87	8.64	4.12	1.43	2/2/96

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Annual Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.60%	2.36%
Class B	2.35	3.11
Class C	2.35	3.11
Institutional	1.20	1.96

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/105

	% of Net
Holding	Assets	Line of Business	Country

Samsung Electronics Co. Ltd.	4.2%	Semiconductors & Semiconductor Equipment	South Korea
Taiwan Semiconductor Manufacturing Co. Ltd.	2.7	Semiconductors & Semiconductor Equipment	Taiwan
China Construction Bank Corp. Class H	2.7	Banks	China
China Mobile Ltd.	2.7	Telecommunication Services	Hong Kong
Hon Hai Precision Industry Co. Ltd.	2.2	Technology Hardware & Equipment	Taiwan
China Life Insurance Co. Ltd. Class H	2.2	Insurance	China
CNOOC Ltd.	2.0	Energy	Hong Kong
POSCO	1.6	Materials	South Korea
PetroChina Co. Ltd. Class H	1.4	Energy	China
China Merchants Bank Co. Ltd. Class H	1.4	Banks	China

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of April 30, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the market value (excluding investments in the securities lending reinvestment vehicle, if any).

PORTFOLIO RESULTS

Goldman Sachs BRIC Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs BRIC Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C and Institutional Shares generated cumulative total returns, without sales charges, of 9.98%, 9.62% and 10.23%, respectively. These returns compare to the 9.64% cumulative total return of the Fund’s benchmark, the MSCI BRIC 5-25 IMI (net, unhedged) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Stock selection in Brazil contributed positively to the Fund’s performance relative to its Index. However, the Fund’s bias toward higher quality stocks, taking into account the soundness of a company’s fundamentals as well as its valuation, detracted from its performance relative to its Index during the Reporting Period. The Reporting Period was a time when companies with less visible cash flows and high financial leverage performed better. The effect of our bias toward quality fundamentals was particularly evident in China. To a more modest degree, stock selection also detracted from performance in Russia and in the strongly-performing Indian market.

Q	What were some of the Fund’s best-performing individual stocks?

A	Three Russian companies — OAO Raspadskaya, Kuzbassraz Coal and Globaltrans Investment — were the strongest contributors to the Fund’s performance during the Reporting Period. Each generated stellar returns during the Reporting Period, and each was not a component of the Index, thereby boosting the Fund’s relative results significantly. OAO Raspadskaya and Kuzbassraz Coal are coal companies and benefited from rising commodity prices and improvement in domestic demand. Globaltrans Investment is a freight rail company that successfully raised capital during the Reporting Period, which allowed the company both to increase its fleet of rail cars at attractive prices and to take a stake in a rival operator.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its Index were positions in Russian telecommunications company VimpelCom, Indian real estate company Indiabulls Real Estate and Chinese coal company Fushan International Energy Group.

VimpelCom’s stock struggled, as investors were uncertain as to whether the planned merger of VimpelCom and Ukrainian mobile phone operator Kyivstar would be approved. There was also doubt as to whether MSCI Barra would decide it was ineligible for inclusion in the MSCI global indices following an exchange offer to shareholders. Indiabulls Real Estate performed poorly, in part painted by the broad brush of weakness of India’s real estate sector. Indeed, India’s real estate sector was one of the worst performing within its equity market during the Reporting Period. Furthermore, commercial real estate, which is the primary focus of Indiabulls Real Estate’s business, lagged residential real estate. Fushan International Energy Group’s share price was weighed down by consideration of an acquisition during the Reporting Period. In the end, the acquisition did not take place.

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	All sectors within the Index, with the exception of the telecommunication services sector, made gains on an absolute basis during the Reporting Period. On a relative basis, strong stock selection in the industrials sector contributed most to the Fund’s performance. The biggest detractors from the Fund’s relative results during the Reporting Period were the financials, telecommunication services and information technology sectors, each driven by weaker stock selection. The financials sector had the greatest impact on performance, as it represents more than 25% of both the Index and the Fund. Overall, weakness was largely from China for the reasons described in the Market Review, as well as from Indian real estate. Underperformance in the telecommunication services sector was driven largely by poor performance of Russian provider VimpelCom. There

PORTFOLIO RESULTS

were no major contributors or detractors from a sector allocation perspective during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	Among the most significant Fund positions we initiated during the Reporting Period were Brazilian steel producer Usinas, Brazilian sugar cane producer Cosan and Indian automobile and commercial vehicle manufacturer Tata Motors.

We believe Usinas is well-positioned to benefit from infrastructure spending, as Brazil prepares to host the World Cup in 2014 and the Olympic Games in 2016. We initiated a position in Cosan, the world’s largest sugar cane producer, following news that the company had signed a memorandum of understanding with Royal Dutch Shell. We believe that Cosan will greatly benefit from this joint venture, as it allows the company to diversify its product mix from pure production of ethanol to distribution. In our view, the joint venture should also enable both Cosan and Royal Dutch Shell to establish a scalable and profitable position in sustainable biofuels by building a market-leading position in the most efficient ethanol-producing country in the world. We added Tata Motors to the Fund’s portfolio on the belief that the strong and sustained recovery in Indian industrial production and expectations of significant road infrastructure development bodes well for demand for commercial vehicles, after nearly three years of cyclical slowdown. In our view, Tata motors, with its market leadership positioning and complete portfolio across products and price points, should be a key beneficiary.

Among the Fund’s sales during the Reporting Period, we eliminated the Fund’s positions in Brazilian financial services company Banco Bradesco, Brazilian materials company Companhia Siderurgica Nacional and Chinese real estate operator and developer China Resources Land.

We sold the Fund’s position in Banco Bradesco following weaker than expected fourth quarter of 2009 earnings results. Such results indicated that the lending businesses of the company suffered from a compression in net interest margin, especially in the small/medium size enterprise sector. We took profits for the Fund in Companhia Siderurgica Nacional and bought Usinas, where we believed there was more upside potential to the share price. We eliminated the Fund’s holding in China Resources Land as part our reduction in exposure to property companies following a new round of tightening measures from the Chinese government that changed the environment for Chinese real estate developers.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector bets are usually established within a narrow range from the benchmark index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the Reporting Period, the Fund’s exposure to the financials, utilities and telecommunication services sectors decreased, and its allocations to the materials, consumer discretionary and energy sectors increased.

Resulting from various stock selection decisions, the Fund’s exposure to Brazil and Russia increased modestly and its allocations to China and India decreased moderately.

Q	How was the Fund positioned relative to its benchmark index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had an underweighted exposure to China and India and an overweighted exposure to Russia and Brazil relative to the Index.

From a sector perspective, the Fund had overweighted allocations to the materials and consumer discretionary sectors compared to the Index at the end of the Reporting Period. During the Reporting Period, the Fund had underweighted exposure to the utilities, information technology, financials, industrials and telecommunication services sectors and was rather neutrally weighted relative to its Index in the consumer staples, health care and energy sectors.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

BRIC Fund
as of April 30, 2010

PERFORMANCE REVIEW

	Fund Total Return	MSCI BRIC
November 1, 2009–April 30, 2010	(based on NAV)[1]	5-25 IMI (Net)[2]

Class A	9.98%	9.64%
Class C	9.62	9.64
Institutional	10.23	9.64

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The MSCI BRIC 5-25 IMI (Net) offers an exhaustive representation of the Brazilian, Russian, Indian and Chinese markets by targeting all companies with a market capitalization within the top 99% of their investable equity universe, subject to a global minimum size requirement. It is based on the Global Investable Market Indices methodology. As an addition to the parent Index, this Index is weighted and rebalanced using a modified variation of the MSCI Barra’s proprietary “10-40” Index methodology. As of the end of May 2010, the MSCI BRIC 5-25 IMI (Net) consisted of 972 constituents. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 3/31/10	One Year	Since Inception	Inception Date

Class A	86.45%	10.35%	6/30/06
Class C	94.72	11.18	6/30/06
Institutional	97.99	12.47	6/30/06

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Average Total Returns. The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.97%	2.00%
Class C	2.72	2.75
Institutional	1.57	1.60

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/105

	% of Net
Holding	Assets	Line of Business	Country

Petroleo Brasileiro SA ADR Preference A Shares	6.3%	Energy	Brazil
Vale SA ADR	5.4	Materials	Brazil
OAO Gazprom ADR	4.2	Energy	Russia
China Construction Bank Corp. Class H	3.5	Banks	China
China Mobile Ltd.	3.5	Telecommunication Services	Hong Kong
Usinas Siderurgicas de Minas Gerais SA Preference A Shares	2.9	Materials	Brazil
China Life Insurance Co. Ltd. Class H	2.8	Insurance	China
CNOOC Ltd.	2.7	Energy	Hong Kong
Itau Unibanco Holding SA ADR Preference Shares	2.5	Banks	Brazil
Vale SA ADR Preference A Shares	2.0	Materials	Brazil

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of April 30, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any).

PORTFOLIO RESULTS

Goldman Sachs Emerging Markets Equity Fund

Portfolio Management Discussion and Analysis
Below, the Goldman Sachs Fundamental Emerging Markets Equity Portfolio Management Team discusses the Fund’s performance and positioning for the Reporting Period.

Q	How did the Goldman Sachs Emerging Markets Equity Fund (the “Fund”) perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 12.49%, 12.09%, 12.08%, 12.69% and 12.43%, respectively. These returns compare to the 13.27% cumulative total return of the Fund’s benchmark, the MSCI Emerging Markets IMI (Net) (the “Index”), during the same period.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	Effective stock selection in more than half of the sectors within the benchmark index contributed positively to the Fund’s performance relative to its Index during the Reporting Period. Overweighted positions in the information technology and materials sectors also helped, as both of these sectors outpaced the Index overall during the Reporting Period. These positive factors, however, were offset in part by the detracting effect of weaker stock selection in the telecommunication services and energy sectors. There were no major detractors from the Fund’s results based on sector positioning.

From a country perspective, stock selection was particularly effective in Brazil, South Korea and Egypt. Strong stock selection in these markets was offset in part by the detracting effect of weaker stock selection in China, Russia and Taiwan.

Q	What were some of the Fund’s best-performing individual stocks?

A	The Fund benefited most relative to its Index from holdings in South Korean auto manufacturer Kia Motors, Russian steel producer OJSC Mechel and Russian food retailer X 5 Retail Group.

Kia Motors, South Korea’s second largest car maker, generated strong returns, outpacing what was a robust South Korean equity market broadly. Kia Motors also benefited during the Reporting Period from an improvement in the performance of the auto industry worldwide, boosted by reports of strong demand from China. Further, Kia Motors reported stronger than expected volume growth, especially from new model launches. Mechel is Russia’s largest producer of coal for steelmaking. Its stock benefited during the Reporting Period from strong commodity prices as well as increased domestic demand. X 5 Retail Group is not a component of the Index, and so its strong absolute gains contributed significantly to the Fund’s results relative to the Index. Shares of X 5 Retail Group benefited from improved domestic demand in Russia.

Q	Which stocks detracted significantly from the Fund’s performance during the Reporting Period?

A	Detracting most from the Fund’s results relative to its Index were positions in Russian telecommunications company VimpelCom, South Korean textile company Kolon and Indian real estate company Indiabulls Real Estate.

VimpelCom’s stock struggled, as investors were uncertain as to whether the planned merger of VimpelCom and Ukrainian mobile phone operator Kyivstar would be approved. There was also doubt as to whether MSCI Barra would decide it was ineligible for inclusion in the MSCI global indices following an exchange offer to shareholders. Though a small position within the Fund’s portfolio, Kolon detracted from its relative results because the stock is not a component of the Index and its share price declined precipitously during the Reporting Period. We both bought and sold the Fund’s position in Kolon during the Reporting Period. Indiabulls Real Estate performed poorly, in part painted by the broad brush of weakness of India’s real estate sector. Indeed, India’s real estate sector was one of the worst performing within its equity market during the Reporting Period. Furthermore, commercial real estate, which is the primary focus of Indiabulls Real Estate’s business, lagged residential real estate. We sold the Fund’s position in Indiabulls Real Estate by the end of the Reporting Period.

PORTFOLIO RESULTS

Q	Which equity market sectors most significantly affected Fund performance during the Reporting Period?

A	All sectors, with the exception of telecommunication services, made gains on an absolute basis during the Reporting Period. On a relative basis, strong stock selection in the consumer staples, financials and industrials sectors contributed most to the Fund’s performance. The positive effect of consumer staples, the biggest contributor to the Fund’s relative results during the Reporting Period, was driven in large part by strong performance from Russian food retailer X 5 Retail Group, which is not a component of the Index, thus enhancing its impact on results, and from Chinese shoe retailer Belle International.

The biggest detractors from the Fund’s relative results during the Reporting Period were the telecommunication services, energy and utilities sectors, each driven by weaker stock selection. A position in Russian telecommunications company VimpelCom was responsible for much of the weakness in the telecommunications sector. A position in Russian oil and gas exploration and production company Novatek was a driver of the energy sector’s comparatively weaker results during the Reporting Period.

Q	Did the Fund make any significant purchases or sales during the Reporting Period?

A	Among the most significant Fund positions we initiated during the Reporting Period were Brazilian steel producer Usinas, Brazilian sugar cane producer Cosan and Hong Kong-based cement producer China Resources Cement.

We believe Usinas is well positioned to benefit from infrastructure spending, as Brazil prepares to host the World Cup in 2014 and the Olympic Games in 2016. We initiated a position in Cosan, the world’s largest sugar cane producer, following news that the company had signed a memorandum of understanding with Royal Dutch Shell. We believe that Cosan will greatly benefit from this joint venture, as it allows the company to diversify its product mix from pure production of ethanol to distribution. In our view, the joint venture should also enable both Cosan and Royal Dutch Shell to establish a scalable and profitable position in sustainable biofuels by building a market-leading position in the most efficient ethanol-producing country in the world. We decided to switch out of a holding in China Shanshui Cement into a new position in China Resources Cement based on industry fundamentals. Given its bulky nature and high transportation costs, cement is a highly localized business and regional supply/demand dynamics tend to dictate the industry structure. China Shanshui is located in the Shandong province, Northern China, where an oversupply of cement is looming due to faster new capacity expansion in the area. On the other hand, China Resources Cement’s production facilities are located in southern China — Guangxi and Guangdong — where there is tight cement supply given the lack of planned new capacity and strong regional cement demand from infrastructure. Thus, we saw the potential for stronger cement pricing trends in southern China, which may benefit China Resources Cement, while China Shanshui Cement’s earnings may suffer from local oversupply.

Among the Fund’s sales during the Reporting Period, we eliminated the Fund’s positions in Brazilian financial services company Banco Bradesco, Turkish cellular telecommunications company Turkcell and South Korean commercial bank Korea Exchange Bank.

We sold the Fund’s position in Banco Bradesco following weaker than expected fourth quarter of 2009 earnings results. Such results indicated that the lending businesses of the company suffered from a compression in net interest margin, especially in the small/medium size enterprise sector. We exited the Fund’s position in Turkcell due to its increased valuation, as the stock was trading at a premium valuation to its peer group, and we felt the market was pricing in much of the management’s guidance. Although we continued to believe Korea Exchange Bank is a good company, we sold the Fund’s position in the stock in order to seek new opportunities with more upside potential as the South Korean economy recovers.

Q	Were there any notable changes in the Fund’s weightings during the Reporting Period?

A	Most sector bets are usually established within a narrow range from the Index, as our team prefers to make decisions at the individual stock level, where we believe we can generate more added value. That said, during the

PORTFOLIO RESULTS

Reporting Period, the only notable change in sector weighting was a decrease in exposure to the telecommunication services sector.

Similarly, allocations to countries are a direct result of various stock selection decisions. There were no major changes in the Fund’s country weightings during the Reporting Period, although there was a modest increase in the Fund’s overweighting to Russia relative to the Index.

Q	How was the Fund positioned relative to its Index at the end of the Reporting Period?

A	At the end of the Reporting Period, the Fund had an overweighted exposure to South Africa, Russia and South Korea compared to the Index. On the same date, the Fund had an underweighted exposure to Malaysia, Chile and Israel and was relatively neutrally weighted to the Index in the remaining components of the MSCI EM IMI (Net). As of Reporting Period end, the Fund also had diminutive exposure to several markets that are not components of the Index, including Kazakhstan, Argentina and Kuwait.

From a sector allocation perspective, the Fund had overweighted positions relative to the Index in the materials, consumer discretionary, information technology and financials sectors during the Reporting Period. The Fund had underweighted positions compared to the Index in the utilities and industrials sectors, and rather neutral positions relative to the Index in the energy, health care, telecommunication services and consumer staples sectors, during the Reporting Period.

As always, we remained focused on individual stock selection, with sector and country positioning being a secondary, closely-monitored effect.

FUND BASICS

Emerging Markets Equity Fund
as of April 30, 2010

PERFORMANCE REVIEW

	Fund Total Return
November 1, 2009–April 30, 2010	(based on NAV1)	MSCI EM IMI (Net)[2]

Class A	12.49%	13.27%
Class B	12.09	13.27
Class C	12.08	13.27
Institutional	12.69	13.27
Service	12.43	13.27

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The MSCI EM IMI (Net) offers an exhaustive representation of the emerging markets (Argentina, Brazil, Chile, China, Columbia, Czech Republic, Egypt, Hungary, India, Indonesia, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey) by targeting all companies with a market capitalization within the top 99% of their investable equity universe subject to a global minimum size requirement. It is based on the Global Investable Market Indices methodology. As of the end of May 2010, the MSCI EM IMI consisted of 2650 constituents. It is not possible to invest directly in an index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 3/31/10	One Year	Five Years	Ten Years	Since Inception	Inception Date

Class A	73.18%	11.40%	7.30%	7.89%	12/15/97
Class B	77.13	11.39	7.37	8.04	12/15/97
Class C	81.01	11.81	7.18	7.74	12/15/97
Institutional	84.14	13.12	8.45	8.99	12/15/97
Service	83.42	12.56	8.00	8.28	12/15/97

[3]	The Standardized Average Annual Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Class B Shares convert automatically to Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after purchase. Returns for Class B Shares for the period after conversion reflect the performance of Class A Shares. Because Institutional and Service Shares do not involve a sales charge, such a charge is not supplied to their Standardized Average Total Returns. Effective November 2, 2009, the Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). The Fund will charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. The performance figures do not reflect the deduction of the redemption fee. If reflected, the redemption fee would reduce the performance quoted.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.89%	1.89%
Class B	2.64	2.64
Class C	2.64	2.64
Institutional	1.49	1.49
Service	1.99	1.99

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. Applicable waivers and expense limitations may be modified or terminated in the future, consistent with the terms of any arrangements in place. If this occurs, the expense ratios may change without shareholder approval.

TOP TEN HOLDINGS AS OF 4/30/105

	% of
Holding	Net Assets	Line of Business	Country

Petroleo Brasileiro SA ADR Preference A Shares Class	3.1%	Energy	Brazil
Samsung Electronics Co. Ltd. Preference Shares	2.4	Semiconductors & Semiconductor Equipment	South Korea
OAO Gazprom ADR	2.3	Energy	Russia
China Construction Bank Corp. Class H	1.7	Banks	China
China Mobile Ltd.	1.7	Telecommunication Services	Hong Kong
Hon Hai Precision Industry Co. Ltd.	1.6	Technology Hardware & Equipment	Taiwan
Taiwan Semiconductor Manufacturing Co. Ltd.	1.6	Semiconductors & Semiconductor Equipment	Taiwan
Vale SA Preference A Shares	1.5	Materials	Brazil
Vale SA ADR	1.5	Materials	Brazil
Usinas Siderurgicas de Minas Gerais SA Preference A Shares	1.4	Materials	Brazil

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS6

As of April 30, 2010

[6]	The Fund is actively managed and, as such, its composition may differ over time. The above graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. Underlying industry sector allocations of exchange traded funds (“ETFs”) held by the Fund are not reflected in the graph above. Consequently, the Fund’s overall industry sector allocations may differ from the percentages contained in the graph above. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investment in the securities lending reinvestment vehicle represented 0.3% of the Fund’s net assets at April 30, 2010.

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 97.3%

China – 16.6%
540,000	Air China Ltd. Class H (Transportation)*	$596,703
234,000	Anta Sports Products Ltd. Class H (Consumer Durables & Apparel)	416,590
1,417,000	Bank of China Ltd. Class H (Banks)	729,450
17,000	China Automation Group Ltd. Class H (Capital Goods)	13,677
522,000	China BlueChemical Ltd. Class H (Materials)	322,744
2,445,000	China Construction Bank Corp. Class H (Banks)	1,985,518
348,000	China Life Insurance Co. Ltd. Class H (Insurance)	1,602,365
424,236	China Merchants Bank Co. Ltd. Class H (Banks)	1,039,999
50,600	China Pacific Insurance (Group) Co. Ltd. Class H (Insurance)(a)	211,481
224,500	China Shenhua Energy Co. Ltd. Class H (Energy)*	963,357
193,000	China Yurun Food Group Ltd. Class H (Food, Beverage & Tobacco)	585,251
228,000	Golden Eagle Retail Group Ltd. Class H (Retailing)	439,196
780,000	Industrial & Commercial Bank of China Ltd. Class H (Banks)	568,501
115,000	Jiangxi Copper Co. Ltd. Class H (Materials)	241,209
466,000	Maanshan Iron & Steel Co. Ltd. Class H (Materials)*	244,452
21,000	O-Net Communications (Group) Ltd. Class H (Technology Hardware & Equipment)*	10,981
912,000	PetroChina Co. Ltd. Class H (Energy)	1,050,227
380,000	Shui On Land Ltd. Class H (Real Estate)	172,290
69,000	Weichai Power Co. Ltd. Class H (Capital Goods)	564,235
14,000	Yanzhou Coal Mining Co. Ltd. Class H (Energy)	38,943
146,970	ZTE Corp. Class H (Technology Hardware & Equipment)	526,490

		12,323,659

Hong Kong – 20.6%
555,000	Belle International Holdings Ltd. (Retailing)	761,020
239,000	BOC Hong Kong (Holdings) Ltd. (Banks)	571,993
65,000	Cheung Kong (Holdings) Ltd. (Real Estate)	801,571
91,000	Cheung Kong Infrastructure Holdings Ltd. (Utilities)	339,806
200,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)*	599,966

202,500	China Mobile Ltd. (Telecommunication Services)	1,982,282
252,000	China Overseas Land & Investment Ltd. (Real Estate)	489,321
734,000	China Resources Cement Holdings Ltd. (Materials)*	334,804
859,000	CNOOC Ltd. (Energy)	1,510,957
188,000	Digital China Holdings Ltd. (Technology Hardware & Equipment)	276,740
15,599	Esprit Holdings Ltd. (Retailing)	111,739
576,000	Fushan International Energy Group Ltd. (Materials)	404,622
36,000	Hang Lung Properties Ltd. (Real Estate)	129,502
23,900	Hang Seng Bank Ltd. (Banks)	325,731
79,000	Henderson Land Development Co. Ltd. (Real Estate)	497,927
128,000	Hong Kong & China Gas Co. Ltd. (Utilities)	310,599
43,000	Hong Kong Electric Holdings Ltd. (Utilities)	253,732
30,500	Hong Kong Exchanges & Clearing Ltd. (Diversified Financials)	498,421
36,000	Hutchison Whampoa Ltd. (Capital Goods)	247,072
254,500	Johnson Electric Holdings Ltd. (Capital Goods)*	143,663
55,500	Kerry Properties Ltd. (Real Estate)	256,018
330,000	Lee & Man Paper Manufacturing Ltd. (Materials)	288,237
120,000	Li & Fung Ltd. (Retailing)	578,513
99,500	Lifestyle International Holdings Ltd. (Retailing)	193,614
178,000	Minth Group Ltd. (Automobiles & Components)	250,489
69,500	MTR Corp. Ltd. (Transportation)	243,552
1,960,000	Peace Mark Holdings Ltd. (Consumer Durables & Apparel)*	—
291,500	Shimao Property Holdings Ltd. (Real Estate)	446,109
70,000	Sun Hung Kai Properties Ltd. (Real Estate)	970,483
46,000	Swire Pacific Ltd. Class A (Real Estate)	514,052
4,600	Swire Properties Ltd. (Real Estate)*	21,625
178,000	The United Laboratories Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	204,514
70,000	The Wharf (Holdings) Ltd. (Real Estate)	378,582

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)

230,000	VST Holdings Ltd. (Technology Hardware & Equipment)	$84,997
180,000	Wheelock Properties Ltd. (Real Estate)*	290,320

		15,312,573

India – 9.9%
3,188	Asian Paints Ltd. (Materials)	149,285
2,920	Axis Bank Ltd. (Banks)	82,770
40,379	Crompton Greaves Ltd. (Capital Goods)	239,307
21,040	DB Corp. Ltd. (Media)	119,429
6,955	Educomp Solutions Ltd. (Consumer Services)	106,210
17,063	Glenmark Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	102,796
152,604	GVK Power & Infrastructure Ltd. (Utilities)*	153,628
28,804	HCL Technologies Ltd. (Software & Services)	253,925
9,037	HDFC Bank Ltd. (Banks)	402,417
54,128	Hindustan Construction Co. Ltd. (Capital Goods)	158,653
12,730	ICICI Bank Ltd. (Banks)	270,009
32,817	Indiabulls Financial Services Ltd. (Diversified Financials)	112,891
66,897	Indiabulls Real Estate Ltd. (Real Estate)*	252,130
100,062	Indiabulls Securities Ltd. (Diversified Financials)	73,023
22,653	Indian Hotels Co. Ltd. (Consumer Services)*	54,608
16,700	Infosys Technologies Ltd. (Software & Services)	1,019,307
37,211	ITC Ltd. (Food, Beverage & Tobacco)	222,397
64,913	Jaiprakash Associates Ltd. (Capital Goods)	213,260
13,647	Jindal Steel & Power Ltd. (Materials)	227,070
114,641	Lanco Infratech Ltd. (Capital Goods)*	163,950
6,965	LIC Housing Finance Ltd. (Banks)	148,921
8,947	Mahindra Holidays & Resorts India Ltd. (Consumer Services)*	100,878
8,984	Mphasis Ltd. (Software & Services)	136,822
16,078	Oriental Bank of Commerce (Banks)	127,543
21,889	Reliance Industries Ltd. (Energy)	506,179
9,109	Reliance Infrastructure Ltd. (Utilities)	230,937
30,040	Rural Electrification Corp. Ltd. (Diversified Financials)	170,528
15,858	Sterlite Industries (India) Ltd. (Materials)	291,456

4,306	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	152,571
31,971	Tata Motors Ltd. Class A (Capital Goods)	429,446
10,746	Tata Steel Ltd. (Materials)	148,262
7,550	Ultratech Cement Ltd. (Materials)	164,682
7,479	United Spirits Ltd. (Food, Beverage & Tobacco)	210,310
33,023	Yes Bank Ltd. (Banks)*	210,302

		7,405,902

Indonesia – 3.4%
480,000	PT Bank Danamon Indonesia Tbk (Banks)	304,485
3,028,500	PT Berlian Laju Tanker Tbk (Transportation)	221,244
603,000	PT Bumi Resources Tbk (Energy)	154,754
196,000	PT Gudang Garam Tbk (Food, Beverage & Tobacco)	594,696
253,000	PT Indocement Tunggal Prakarsa Tbk (Materials)	438,393
907,000	PT Perusahaan Gas Negara (Persero) Tbk (Utilities)	407,345
190,000	PT Semen Gresik (Persero) Tbk (Materials)	171,088
293,500	PT Telekomunikasi Indonesia Tbk (Telecommunication Services)	253,378

		2,545,383

Malaysia – 3.9%
175,800	Genting Berhad (Consumer Services)	380,051
457,500	Genting Malaysia Berhad (Consumer Services)	413,006
479,000	PLUS Expressways Berhad (Transportation)	515,224
85,300	PPB Group Berhad (Food, Beverage & Tobacco)	474,643
106,300	Sime Darby Berhad (Capital Goods)	291,239
313,800	Tenaga Nasional Berhad (Utilities)	834,120

		2,908,283

Singapore – 4.8%
108,000	CapitaLand Ltd. (Real Estate)	291,732
432,000	CDL Hospitality Trusts (REIT)	600,832
73,500	DBS Group Holdings Ltd. (Banks)	809,308
139,000	Ezra Holdings Ltd. (Energy)	207,657
27,000	Jardine Cycle & Carriage Ltd. (Retailing)	593,652
326,000	Raffles Education Corp. Ltd. (Consumer Services)	86,676
195,000	Singapore Telecommunications Ltd. (Telecommunication Services)	430,128
111,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	557,336

		3,577,321

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

South Korea – 20.3%
307	Amorepacific Corp. (Household & Personal Products)	$232,116
4,424	Cheil Industries, Inc. (Materials)	317,135
3,438	CJ O Shopping Co. Ltd. (Retailing)*	256,542
2,454	Doosan Corp. (Capital Goods)	268,007
3,359	Glovis Co. Ltd. (Transportation)	371,871
570	Honam Petrochemical Corp. (Materials)	73,894
22,926	Hynix Semiconductor, Inc. (Semiconductors & Semiconductor Equipment)*	580,268
5,420	Hyundai Engineering & Construction Co. Ltd. (Capital Goods)	261,756
1,980	Hyundai Heavy Industries Co. Ltd. (Capital Goods)	448,129
31,140	Kangwon Land, Inc. (Consumer Services)	483,018
14,044	KB Financial Group, Inc. (Banks)	684,276
34,190	Kia Motors Corp. (Automobiles & Components)	834,233
6,910	Korea Electric Power Corp. (Utilities)*	209,628
33,590	Korea Life Insurance Co. Ltd. (Insurance)*	278,515
3,600	Korean Air Lines Co. Ltd. (Transportation)*	226,026
9,848	Korean Reinsurance Co. Ltd. (Insurance)	85,874
2,860	KT Corp. (Telecommunication Services)	126,936
2,168	LG Chem Ltd. (Materials)	548,234
8,030	LG Display Co. Ltd. (Technology Hardware & Equipment)	341,504
2,980	LG Electronics, Inc. (Consumer Durables & Apparel)	324,932
13,216	Neowiz Games Corp. (Software & Services)*	474,973
2,690	POSCO (Materials)	1,206,286
1,470	Samsung Electro-Mechanics Co. Ltd. (Technology Hardware & Equipment)	185,608
4,151	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	3,156,167
4,791	Samsung Fine Chemicals Co. Ltd. (Materials)	229,271
3,860	Samsung Life Insurance Co. Ltd. (Insurance)*	383,092
790	Shinsegae Co. Ltd. (Food & Staples Retailing)	362,201
7,695	SK Energy Co. Ltd. (Energy)	838,421

36,620	STX Pan Ocean Co. Ltd. (Transportation)	431,271
56,150	Woori Finance Holdings Co. Ltd. (Banks)	890,813

		15,110,997

Taiwan – 17.4%
606,000	Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	591,608
714,000	AU Optronics Corp. (Technology Hardware & Equipment)	822,659
355,000	Cathay Financial Holding Co. Ltd. (Insurance)*	568,014
446,405	China Steel Corp. (Materials)	475,016
842,519	Chinatrust Financial Holding Co. Ltd. (Banks)	475,824
263,000	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)*	415,095
76,891	Chunghwa Telecom Co. Ltd. (Telecommunication Services)	150,945
803,000	Eva Airways Corp. (Transportation)*	416,529
392,300	Far Eastern New Century Corp. (Capital Goods)	425,657
109,660	Formosa Plastics Corp. (Materials)	243,625
227,000	Fubon Financial Holding Co. Ltd. (Diversified Financials)*	276,731
349,280	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	1,639,705
44,064	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	746,094
597,000	Mega Financial Holding Co. Ltd. (Banks)	348,656
822,109	Micro-Star International Co. Ltd. (Technology Hardware & Equipment)	510,244
113,520	Nan Ya Printed Circuit Board Corp. (Technology Hardware & Equipment)	473,668
346,000	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	522,141
40,521	Richtek Technology Corp. (Semiconductors & Semiconductor Equipment)	424,871
318,000	Taiwan Cement Corp. (Materials)	285,766
172,000	Taiwan Fertilizer Co. Ltd. (Materials)	547,317

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Taiwan – (continued)

1,023,338	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	$2,002,775
161,720	Tripod Technology Corp. (Technology Hardware & Equipment)	555,630

		12,918,570

Thailand – 0.4%
48,300	Advanced Info Service PCL (Registered) (Telecommunication Services)	112,765
168,800	Thoresen Thai Agencies PCL (Transportation)	121,487
113,900	Thoresen Thai Agencies PCL NVDR (Transportation)	81,975

		316,227

TOTAL COMMON STOCKS
(Cost $57,360,315)		$72,418,915

Notional		Maturity
Shares	Description	Date	Value

Equity Linked Notes* – 1.2%

India – 1.2%
173	Citigroup Global Markets Holdings, Inc. (Referenced Obligation: LIC Housing Finance Ltd.) (Banks)	10/24/12	$3,699
11,515	JPMorgan Chase Bank, NA (Referenced Obligation: Axis Bank Ltd.) (Banks)(a)	10/08/14	326,403
19,350	JPMorgan Chase Bank, NA (Referenced Obligation: Hathway Cable & Datacom Ltd.) (Media)(a)	02/09/15	91,513
33,305	JPMorgan Chase Bank, NA (Referenced Obligation: IndusInd Bank Ltd.) (Banks)(a)	12/15/14	143,715
35,526	UBS AG (Referenced Obligation: Exide Industries Ltd.) (Automobiles & Components)	03/11/13	97,349
7,818	UBS AG (Referenced Obligation: Indiabulls Real Estate Ltd.) (Real Estate)	05/21/12	29,466
18,524	UBS AG (Referenced Obligation: Opto Circuits India Ltd.) (Health Care Equipment & Services)	09/10/12	92,680

39,032	UBS AG (Referenced Obligation: Usha Martin Ltd.) (Materials)	01/22/13	83,421

TOTAL EQUITY LINKED NOTES
(Cost $717,397)			$868,246

		Expiration
Units	Description	Month	Value

Warrant* – 0.0%

Hong Kong – 0.0%
15,800	Henderson Land Development Co. Ltd. (Real Estate)	06/10	$—
(Cost $0)

Shares	Rate	Value

Short-term Investment(b) – 1.2%

JPMorgan U.S. Government Money Market Fund – Capital Shares
911,101	0.082%	$911,101
(Cost $911,101)

TOTAL INVESTMENTS – 99.7%
(Cost $58,988,813)		$74,198,262

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		198,971

NET ASSETS – 100.0%		$74,397,233

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $773,112, which represents approximately 1.0% of net assets as of April 30, 2010.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2010.

Investment Abbreviations:
NVDR	—	Non-Voting Depositary Receipt
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

Schedule of Investments
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 96.6%

Brazil – 33.5%
724,021	Agre Empreendimentos Imobiliarios SA (Consumer Durables & Apparel)*	$3,240,549
313,500	Amil Participacoes SA (Insurance)	2,570,042
484,472	Anhanguera Educacional Participacoes SA Preference Shares (Consumer Services)*	7,408,178
1,021,600	Banco Santander Brasil SA ADR (Banks)	11,881,208
45,132	BRF – Brasil Foods SA ADR (Food, Beverage & Tobacco)	602,512
583,500	BRF – Brasil Foods SA (Food, Beverage & Tobacco)	7,626,705
639,490	Brookfield Incorporacoes SA (Consumer Durables & Apparel)	2,876,923
737,500	Cosan Ltd. Class A (Food, Beverage & Tobacco)*	7,832,250
333,600	Cyrela Brazil Realty SA (Consumer Durables & Apparel)	4,001,473
986,100	Diagnosticos da America SA (Health Care Equipment & Services)	8,520,766
1,086,779	Duratex SA (Materials)	9,903,395
380,633	Fibria Celulose SA ADR (Materials)*	7,555,565
824,430	Itau Unibanco Holding SA ADR Preference Shares (Banks)	17,873,642
564,100	Itausa – Investimentos Itau SA Preference Shares (Banks)	3,897,507
268,858	Lojas Renner SA (Retailing)	6,666,348
620,750	Mills Estruturas e Servicos de Engenharia SA (Capital Goods)*	4,117,502
258,577	Multiplan Empreendimentos Imobiliarios SA (Real Estate)	4,513,290
1,017,000	OGX Petroleo e Gas Participacoes SA ADR (Energy)*	10,271,700
1,195,200	Petroleo Brasileiro SA ADR Preference A Shares (Energy)	45,345,888
639,400	Usinas Siderurgicas de Minas Gerais SA Preference A Shares (Materials)	20,897,060
1,262,855	Vale SA ADR (Materials)	38,681,248
537,626	Vale SA ADR Preference A Shares (Materials)	14,467,516

		240,751,267

China – 21.9%
6,838,000	Air China Ltd. Class H (Transportation)*	7,556,033
3,205,000	Anta Sports Products Ltd. Class H (Consumer Durables & Apparel)	5,705,863
18,137,000	Bank of China Ltd. Class H (Banks)	9,336,658
214,000	China Automation Group Ltd. Class H (Capital Goods)	172,178

6,934,000	China BlueChemical Ltd. Class H (Materials)	4,287,178
31,142,000	China Construction Bank Corp. Class H (Banks)	25,289,567
4,421,000	China Life Insurance Co. Ltd. Class H (Insurance)	20,356,478
5,398,989	China Merchants Bank Co. Ltd. Class H (Banks)	13,235,419
636,400	China Pacific Insurance (Group) Co. Ltd. Class H (Insurance)(a)	2,659,812
2,866,500	China Shenhua Energy Co. Ltd. Class H (Energy)	12,300,495
2,597,000	China Yurun Food Group Ltd. Class H (Food, Beverage & Tobacco)	7,875,109
2,836,000	Golden Eagle Retail Group Ltd. Class H (Retailing)	5,462,983
9,917,000	Industrial & Commercial Bank of China Ltd. Class H (Banks)	7,227,980
1,466,000	Jiangxi Copper Co. Ltd. Class H (Materials)	3,074,896
5,710,000	Maanshan Iron & Steel Co. Ltd. Class H (Materials)*	2,995,321
286,000	O-Net Communications Group Ltd. Class H (Technology Hardware & Equipment)*	149,554
11,560,000	PetroChina Co. Ltd. Class H (Energy)	13,312,088
5,079,000	Shui On Land Ltd. Class H (Real Estate)	2,302,787
897,000	Weichai Power Co. Ltd. Class H (Capital Goods)	7,335,053
182,000	Yanzhou Coal Mining Co. Ltd. Class H (Energy)	506,262
1,833,390	ZTE Corp. Class H (Technology Hardware & Equipment)	6,567,738

		157,709,452

Hong Kong – 13.0%
7,044,000	Belle International Holdings Ltd. (Retailing)	9,658,776
2,430,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)*	7,289,590
2,555,500	China Mobile Ltd. (Telecommunication Services)	25,015,908
3,216,960	China Overseas Land & Investment Ltd. (Real Estate)	6,246,533
8,422,000	China Resources Cement Holdings Ltd. (Materials)*	3,841,585
10,914,000	CNOOC Ltd. (Energy)	19,197,417
2,796,000	Digital China Holdings Ltd. (Technology Hardware & Equipment)	4,115,770
6,848,000	Fushan International Energy Group Ltd. (Materials)	4,810,506

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)

4,374,000	Lee & Man Paper Manufacturing Ltd. (Materials)	$3,820,451
2,244,000	Minth Group Ltd. (Automobiles & Components)	3,157,847
3,588,500	Shimao Property Holdings Ltd. (Real Estate)	5,491,812
3,086,000	VST Holdings Ltd. (Technology Hardware & Equipment)	1,140,442

		93,786,637

India – 14.3%
49,177	Asian Paints Ltd. (Materials)	2,302,825
56,009	Axis Bank Ltd. (Banks)	1,587,632
500,813	Crompton Greaves Ltd. (Capital Goods)	2,968,078
336,736	DB Corp. Ltd. (Media)	1,911,409
129,374	Educomp Solutions Ltd. (Consumer Services)	1,975,674
64,050	Exide Industries Ltd. (Automobiles & Components)	175,511
257,281	Glenmark Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,549,995
2,144,005	GVK Power & Infrastructure Ltd. (Utilities)*	2,158,388
444,648	HCL Technologies Ltd. (Software & Services)	3,919,837
100,573	HDFC Bank Ltd. (Banks)	4,478,510
705,970	Hindustan Construction Co. Ltd. (Capital Goods)	2,069,256
109,327	ICICI Bank Ltd. (Banks)	2,318,875
595,746	Indiabulls Financial Services Ltd. (Diversified Financials)	2,049,386
1,133,970	Indiabulls Real Estate Ltd. (Real Estate)*	4,273,851
1,540,060	Indiabulls Securities Ltd. (Diversified Financials)	1,123,904
479,317	Indian Hotels Co. Ltd. (Consumer Services)	1,155,466
51,201	IndusInd Bank Ltd. (Banks)	220,943
214,355	Infosys Technologies Ltd. (Software & Services)	13,083,447
404,827	ITC Ltd. (Food, Beverage & Tobacco)	2,419,505
845,605	Jaiprakash Associates Ltd. (Capital Goods)	2,778,079
191,545	Jindal Steel & Power Ltd. (Materials)	3,187,083
1,759,773	Lanco Infratech Ltd. (Capital Goods)*	2,516,676
119,446	LIC Housing Finance Ltd. (Banks)	2,553,912
116,842	Mahindra Holidays & Resorts India Ltd. (Consumer Services)*	1,317,400
145,848	Mphasis Ltd. (Software & Services)	2,221,201

27,184	Opto Circuits India Ltd. (Health Care Equipment & Services)	136,009
278,849	Oriental Bank of Commerce (Banks)	2,212,040
303,153	Reliance Industries Ltd. (Energy)	7,010,357
123,475	Reliance Infrastructure Ltd. (Utilities)	3,130,414
411,992	Rural Electrification Corp. Ltd. (Diversified Financials)	2,338,753
206,334	Sterlite Industries (India) Ltd. (Materials)	3,792,235
55,247	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	1,957,517
445,798	Tata Motors Ltd. Class A (Capital Goods)	5,988,121
124,851	Tata Steel Ltd. (Materials)	1,722,566
122,478	Ultratech Cement Ltd. (Materials)	2,671,510
107,095	United Spirits Ltd. (Food, Beverage & Tobacco)	3,011,513
54,766	Usha Martin Ltd. (Materials)	117,049
431,469	Yes Bank Ltd. (Banks)*	2,747,738

		103,152,665

Russia – 13.9%
99,600	Eurasia Drilling Co. Ltd. GDR (Energy)	2,057,825
441,637	Globaltrans Investment PLC GDR (Transportation)(a)	5,992,239
373,728	MMC Norilsk Nickel ADR (Materials)*	7,175,578
1,322,802	OAO Gazprom ADR (Energy)	30,368,779
901,336	OAO Raspadskaya (Materials)	6,328,446
1,473,815	OAO Rosneft Oil Co. GDR (Energy)	11,794,809
279,376	OJSC LSR Group GDR (Materials)*	2,365,952
131,400	OJSC Mechel ADR (Materials)	3,376,980
4,920,267	Sberbank RF (Banks)	13,011,758
733,951	VimpelCom Ltd. ADR (Telecommunication Services)*	12,785,427
125,674	X 5 Retail Group NV GDR (Food & Staples Retailing)*	4,464,016

		99,721,809

TOTAL COMMON STOCKS
(Cost $567,402,151)		$695,121,830

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Notional		Maturity
Shares	Description	Date	Value

Equity Linked Notes* – 1.7%

India – 1.7%
137,092	JPMorgan Chase Bank, NA (Referenced Obligation: Axis Bank Ltd.) (Banks)(a)	10/08/14	$3,886,000
291,154	JPMorgan Chase Bank, NA (Referenced Obligation: Hathway Cable & Datacom Ltd.) (Media)(a)	02/09/15	1,376,980
564,280	JPMorgan Chase Bank, NA (Referenced Obligation: IndusInd Bank Ltd.) (Banks)(a)	12/15/14	2,434,928
592,749	UBS AG (Referenced Obligation: Exide Industries Ltd.) (Automobiles & Components)	03/11/13	1,624,265
78,439	UBS AG (Referenced Obligation: Indiabulls Real Estate Ltd.) (Real Estate)	05/21/12	295,631
294,325	UBS AG (Referenced Obligation: Opto Circuits India Ltd.) (Health Care Equipment & Services)	09/10/12	1,472,584
615,264	UBS AG (Referenced Obligation: Usha Martin Ltd.) (Materials)	01/22/13	1,314,976

TOTAL EQUITY LINKED NOTES
(Cost $10,263,208)			$12,405,364

Shares	Rate	Value

Short-term Investment(b) – 0.1%

JPMorgan U.S. Government Money Market Fund – Capital Shares
936,546	0.082%	$936,546
(Cost $936,546)

TOTAL INVESTMENTS – 98.4%
(Cost $578,601,905)		$708,463,740

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		10,862,471

NET ASSETS – 100.0%		$719,326,211

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $16,349,959, which represents approximately 2.3% of net assets as of April 30, 2010.

(b)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2010.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – 95.4%

Argentina – 0.5%
133,615	Telecom Argentina SA ADR (Telecommunication Services)	$2,612,173

Austria – 0.6%
74,905	Erste Group Bank AG (Banks)	3,325,671

Brazil – 16.5%
267,468	Agre Empreendimentos Imobiliarios SA (Consumer Durables & Apparel)*	1,197,124
109,100	Amil Participacoes SA (Insurance)	894,391
184,244	Anhanguera Educacional Participacoes SA Preference Shares (Consumer Services)*	2,817,319
393,000	Banco Santander Brasil SA ADR (Banks)	4,570,590
238,600	BRF – Brasil Foods SA (Food, Beverage & Tobacco)	3,118,649
244,023	Brookfield Incorporacoes SA (Consumer Durables & Apparel)	1,097,805
285,200	Cosan Ltd. Class A (Food, Beverage & Tobacco)*	3,028,824
128,200	Cyrela Brazil Realty SA (Consumer Durables & Apparel)	1,537,737
367,800	Diagnosticos da America SA (Health Care Equipment & Services)	3,178,114
411,189	Duratex SA (Materials)	3,747,005
151,386	Fibria Celulose SA ADR (Materials)*(a)	3,005,012
316,492	Itau Unibanco Holding SA ADR Preference Shares (Banks)	6,861,547
213,400	Itausa – Investimentos Itau SA Preference Shares (Banks)	1,474,433
102,000	Lojas Renner SA (Retailing)	2,529,095
232,495	Mills Estruturas e Servicos de Engenharia SA (Capital Goods)*	1,542,165
95,738	Multiplan Empreendimentos Imobiliarios SA (Real Estate)	1,671,043
389,800	OGX Petroleo e Gas Participacoes SA ADR (Energy)*	3,936,980
459,020	Petroleo Brasileiro SA ADR Preference A Shares (Energy)	17,415,219
243,000	Usinas Siderurgicas de Minas Gerais SA Preference A Shares (Materials)	7,941,798
265,279	Vale SA ADR (Materials)	8,125,496
160,575	Vale SA ADR Preference A Shares (Materials)	4,321,073
305,852	Vale SA Preference A Shares (Materials)	8,206,493

		92,217,912

China – 10.8%
2,622,000	Air China Ltd. Class H (Transportation)*	2,897,326

1,118,000	Anta Sports Products Ltd. Class H (Consumer Durables & Apparel)	1,990,376
6,899,000	Bank of China Ltd. Class H (Banks)	3,551,502
82,000	China Automation Group Ltd. Class H (Capital Goods)	65,974
2,440,000	China BlueChemical Ltd. Class H (Materials)	1,508,612
11,969,000	China Construction Bank Corp. Class H (Banks)	9,719,698
1,715,000	China Life Insurance Co. Ltd. Class H (Insurance)	7,896,711
2,074,657	China Merchants Bank Co. Ltd. Class H (Banks)	5,085,944
241,600	China Pacific Insurance (Group) Co. Ltd. Class H (Insurance)(b)	1,009,759
1,106,000	China Shenhua Energy Co. Ltd. Class H (Energy)	4,745,979
998,000	China Yurun Food Group Ltd. Class H (Food, Beverage & Tobacco)	3,026,322
1,131,000	Golden Eagle Retail Group Ltd. Class H (Retailing)	2,178,644
3,836,000	Industrial & Commercial Bank of China Ltd. Class H (Banks)	2,795,859
564,000	Jiangxi Copper Co. Ltd. Class H (Materials)	1,182,975
2,268,000	Maanshan Iron & Steel Co. Ltd. Class H (Materials)*	1,189,735
97,000	O-Net Communications Group Ltd. Class H (Technology Hardware & Equipment)*	50,723
4,450,000	PetroChina Co. Ltd. Class H (Energy)	5,124,463
1,724,000	Shui On Land Ltd. Class H (Real Estate)	781,651
360,000	Weichai Power Co. Ltd. Class H (Capital Goods)	2,943,834
70,000	Yanzhou Coal Mining Co. Ltd. Class H (Energy)	194,716
692,400	ZTE Corp. Class H (Technology Hardware & Equipment)	2,480,379

		60,421,182

Egypt – 0.6%
272,434	Commercial International Bank (Banks)	3,649,462

Hong Kong – 6.4%
2,693,000	Belle International Holdings Ltd. (Retailing)	3,692,658
934,000	China Mengniu Dairy Co. Ltd. (Food, Beverage & Tobacco)*	2,801,842
983,000	China Mobile Ltd. (Telecommunication Services)	9,622,633

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)

1,176,400	China Overseas Land & Investment Ltd. (Real Estate)	$2,284,275
3,196,000	China Resources Cement Holdings Ltd. (Materials)*	1,457,813
4,215,000	CNOOC Ltd. (Energy)	7,414,066
993,000	Digital China Holdings Ltd. (Technology Hardware & Equipment)	1,461,717
2,642,000	Fushan International Energy Group Ltd. (Materials)	1,855,923
1,648,000	Lee & Man Paper Manufacturing Ltd. (Materials)	1,439,439
784,000	Minth Group Ltd. (Automobiles & Components)	1,103,276
1,365,000	Shimao Property Holdings Ltd. (Real Estate)	2,088,985
1,050,000	VST Holdings Ltd. (Technology Hardware & Equipment)	388,031

		35,610,658

India – 7.4%
20,511	Asian Paints Ltd. (Materials)	960,474
9,054	Axis Bank Ltd. (Banks)	256,645
200,523	Crompton Greaves Ltd. (Capital Goods)	1,188,403
133,451	DB Corp. Ltd. (Media)	757,506
54,344	Educomp Solutions Ltd. (Consumer Services)	829,889
104,812	Glenmark Pharmaceuticals Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	631,442
805,112	GVK Power & Infrastructure Ltd. (Utilities)*	810,513
184,601	HCL Technologies Ltd. (Software & Services)	1,627,368
40,303	HDFC Bank Ltd. (Banks)	1,794,690
277,842	Hindustan Construction Co. Ltd. (Capital Goods)	814,378
42,125	ICICI Bank Ltd. (Banks)	893,490
253,858	Indiabulls Financial Services Ltd. (Diversified Financials)	873,280
487,972	Indiabulls Real Estate Ltd. (Real Estate)*	1,839,131
652,035	Indiabulls Securities Ltd. (Diversified Financials)	475,842
194,499	Indian Hotels Co. Ltd. (Consumer Services)*	468,869
37,858	IndusInd Bank Ltd. (Banks)	163,365
84,710	Infosys Technologies Ltd. (Software & Services)	5,170,389
157,239	ITC Ltd. (Food, Beverage & Tobacco)	939,761
353,759	Jaiprakash Associates Ltd. (Capital Goods)	1,162,210
73,490	Jindal Steel & Power Ltd. (Materials)	1,222,787

639,273	Lanco Infratech Ltd. (Capital Goods)*	914,233
46,732	LIC Housing Finance Ltd. (Banks)	999,191
47,876	Mahindra Holidays & Resorts India Ltd. (Consumer Services)*	539,805
56,633	Mphasis Ltd. (Software & Services)	862,496
6,601	Opto Circuits India Ltd. (Health Care Equipment & Services)	33,026
116,183	Oriental Bank of Commerce (Banks)	921,651
122,162	Reliance Industries Ltd. (Energy)	2,824,974
48,273	Reliance Infrastructure Ltd. (Utilities)	1,223,847
160,320	Rural Electrification Corp. Ltd. (Diversified Financials)	910,088
81,191	Sterlite Industries (India) Ltd. (Materials)	1,492,218
22,561	Sun Pharmaceutical Industries Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	799,383
185,286	Tata Motors Ltd. Class A (Capital Goods)	2,488,829
53,294	Tata Steel Ltd. (Materials)	735,296
47,821	Ultratech Cement Ltd. (Materials)	1,043,079
44,928	United Spirits Ltd. (Food, Beverage & Tobacco)	1,263,376
14,000	Usha Martin Ltd. (Materials)	29,922
171,880	Yes Bank Ltd. (Banks)*	1,094,589

		41,056,435

Indonesia – 1.1%
3,241,000	PT Bank Rakyat Indonesia (Persero) Tbk (Banks)	3,172,133
4,097,000	PT Perusahaan Gas Negara (Persero) Tbk (Utilities)	1,840,012
1,198,500	PT Semen Gresik (Persero) Tbk (Materials)	1,079,201

		6,091,346

Israel – 1.3%
127,909	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	7,512,096

Luxembourg – 0.5%
31,080	Millicom International Cellular SA (Telecommunication Services)	2,743,742

Malaysia – 1.2%
3,615,000	Genting Malaysia Berhad (Consumer Services)	3,263,423
621,900	PPB Group Berhad (Food, Beverage & Tobacco)	3,460,498

		6,723,921

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)

Mexico – 3.5%
87,600	America Movil SAB de CV Series L ADR (Telecommunication Services)	$4,509,648
253,473	Cemex SAB de CV ADR (Materials)*	3,011,259
1,544,532	Corp. Moctezuma SAB de CV (Materials)	3,870,033
720,400	Grupo Financiero Banorte SAB de CV Class O (Banks)	2,896,286
253,700	Grupo Televisa SA ADR (Media)	5,271,886

		19,559,112

Poland – 0.9%
331,291	Powszechna Kasa Oszczednosci Bank Polski SA (Banks)	4,770,636

Qatar – 1.1%
140,584	Commercial Bank of Qatar (Banks)	2,998,477
75,847	Qatar National Bank SAQ (Banks)	2,904,787

		5,903,264

Russia – 7.9%
74,650	Eurasia Drilling Co. Ltd. GDR (Energy)	1,542,336
206,298	MMC Norilsk Nickel ADR (Materials)*	3,960,921
565,773	OAO Gazprom ADR (Energy)	12,988,007
595,035	OAO Rosneft Oil Co. GDR (Energy)*	4,768,309
216,959	OJSC LSR Group GDR (Materials)*	1,837,361
63,700	OJSC Mechel ADR (Materials)	1,637,090
15,880,722	OJSC OGK-4 (Utilities)*	1,248,404
2,081,341	Sberbank RF (Banks)	5,504,153
438,819	VimpelCom Ltd. ADR (Telecommunication Services)*	7,644,227
87,255	X 5 Retail Group NV GDR (Food & Staples Retailing)*	3,099,350

		44,230,158

South Africa – 7.7%
662,013	African Bank Investments Ltd. (Diversified Financials)	3,169,989
68,100	AngloGold Ashanti Ltd. ADR (Materials)	2,850,666
517,587	Aveng Ltd. (Capital Goods)	2,593,090
382,300	Barloworld Ltd. (Capital Goods)	2,542,415
136,430	Impala Platinum Holdings Ltd. (Materials)	3,846,655
447,825	JD Group Ltd. (Retailing)	2,643,655
212,440	Massmart Holdings Ltd. (Food & Staples Retailing)	3,147,872
359,000	MTN Group Ltd. (Telecommunication Services)	5,281,270
121,690	Naspers Ltd. N Shares (Media)	4,904,196

996,885	Sappi Ltd. (Materials)*	4,193,766
122,664	Sasol Ltd. (Energy)	4,963,231
183,507	Standard Bank Group Ltd. (Banks)	2,827,262

		42,964,067

South Korea – 13.9%
1,517	Amorepacific Corp. (Household & Personal Products)	1,146,972
24,927	Cheil Industries, Inc. (Materials)	1,786,895
16,897	CJ O Shopping Co. Ltd. (Retailing)*	1,260,847
11,131	Doosan Corp. (Capital Goods)	1,215,642
15,286	Glovis Co. Ltd. (Transportation)	1,692,295
4,280	Honam Petrochemical Corp. (Materials)	554,851
112,339	Hynix Semiconductor, Inc. (Semiconductors & Semiconductor Equipment)*	2,843,355
27,740	Hyundai Engineering & Construction Co. Ltd. (Capital Goods)	1,339,689
9,690	Hyundai Heavy Industries Co. Ltd. (Capital Goods)	2,193,116
203,990	Kangwon Land, Inc. (Consumer Services)	3,164,125
63,208	KB Financial Group, Inc. (Banks)	3,079,727
178,180	Kia Motors Corp. (Automobiles & Components)	4,347,578
33,720	Korea Electric Power Corp. (Utilities)*	1,022,962
210,910	Korea Life Insurance Co. Ltd. (Insurance)*	1,748,782
11,630	Korean Air Lines Co. Ltd. (Transportation)*	730,190
36,315	Korean Reinsurance Co. Ltd. (Insurance)	316,666
15,560	KT Corp. (Telecommunication Services)	690,602
10,167	LG Chem Ltd. (Materials)	2,570,987
38,660	LG Display Co. Ltd. (Technology Hardware & Equipment)	1,644,151
12,760	LG Electronics, Inc. (Consumer Durables & Apparel)	1,391,452
67,861	Neowiz Games Corp. (Software & Services)*	2,438,875
12,380	POSCO (Materials)	5,551,605
7,280	Samsung Electro-Mechanics Co. Ltd. (Technology Hardware & Equipment)	919,202
4,690	Samsung Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	3,565,989
28,595	Samsung Electronics Co. Ltd. Preference Shares (Semiconductors & Semiconductor Equipment)	13,514,132

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Schedule of Investments (continued)
April 30, 2010 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
South Korea – (continued)

23,512	Samsung Fine Chemicals Co. Ltd. (Materials)	$1,125,153
18,980	Samsung Life Insurance Co. Ltd. (Insurance)*	1,883,701
4,120	Shinsegae Co. Ltd. (Food & Staples Retailing)	1,888,944
38,065	SK Energy Co. Ltd. (Energy)	4,147,434
185,970	STX Pan Ocean Co. Ltd. (Transportation)	2,190,154
343,750	Woori Finance Holdings Co. Ltd. (Banks)	5,453,554

		77,419,627

Taiwan – 11.1%
3,897,287	Advanced Semiconductor Engineering, Inc. (Semiconductors & Semiconductor Equipment)	3,804,726
3,537,000	AU Optronics Corp. (Technology Hardware & Equipment)	4,075,276
2,027,000	Cathay Financial Holding Co. Ltd. (Insurance)*	3,243,281
2,324,568	China Steel Corp. (Materials)	2,473,556
4,599,444	Chinatrust Financial Holding Co. Ltd. (Banks)	2,597,599
1,021,000	Chipbond Technology Corp. (Semiconductors & Semiconductor Equipment)*	1,611,454
142,803	Chunghwa Telecom Co. Ltd. (Telecommunication Services)	280,336
3,536,000	Eva Airways Corp. (Transportation)*	1,834,180
2,378,280	Far Eastern New Century Corp. (Capital Goods)	2,580,506
1,926,619	Hon Hai Precision Industry Co. Ltd. (Technology Hardware & Equipment)	9,044,567
311,522	MediaTek, Inc. (Semiconductors & Semiconductor Equipment)	5,274,703
3,294,000	Mega Financial Holding Co. Ltd. (Banks)	1,923,741
4,724,241	Micro-Star International Co. Ltd. (Technology Hardware & Equipment)	2,932,111
647,000	Nan Ya Printed Circuit Board Corp. (Technology Hardware & Equipment)	2,699,638
1,944,000	Radiant Opto-Electronics Corp. (Semiconductors & Semiconductor Equipment)	2,933,649
865,000	Taiwan Fertilizer Co. Ltd. (Materials)	2,752,495
4,439,883	Taiwan Semiconductor Manufacturing Co. Ltd. (Semiconductors & Semiconductor Equipment)	8,689,296

897,060	Tripod Technology Corp. (Technology Hardware & Equipment)	3,082,077

		61,833,191

Thailand – 0.9%
2,008,300	Siam Commercial Bank PCL (Banks)	5,037,502

Turkey – 1.5%
818,368	Turk Telekomunikasyon AS (Telecommunication Services)	3,051,150
829,288	Turkiye Garanti Bankasi AS (Banks)	4,017,512
356,909	Turkiye Is Bankasi Class C (Banks)	1,239,551

		8,308,213

TOTAL COMMON STOCKS
(Cost $386,928,630)		$531,990,368

Exchange Traded Fund – 1.1%

144,220	iShares MSCI Emerging Markets Index Fund	$6,064,451
(Cost $5,870,850)

Notional		Maturity
Shares	Description	Date	Value

Equity Linked Notes* – 1.3%

India – 1.0%
65,978	JPMorgan Chase Bank, NA (Referenced Obligation: Axis Bank Ltd.) (Banks)(b)	10/08/14	$1,870,207
110,225	JPMorgan Chase Bank, NA (Referenced Obligation: Hathway Cable & Datacom Ltd.) (Media)(b)	02/09/15	521,297
213,171	JPMorgan Chase Bank, NA (Referenced Obligation: IndusInd Bank Ltd.) (Banks)(b)	12/15/14	919,856
259,889	UBS AG (Referenced Obligation: Exide Industries Ltd.) (Automobiles & Components)	03/11/13	712,154
129,957	UBS AG (Referenced Obligation: Opto Circuits India Ltd.) (Health Care Equipment & Services)	09/10/12	650,209

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Notional		Maturity
Shares	Description	Date	Value

Equity Linked Notes* – (continued)
India – (continued)

276,323	UBS AG (Referenced Obligation: Usha Martin Ltd.) (Materials)	01/22/13	$590,572

			5,264,295

Kuwait – 0.2%
2,439,072	Deutsche Bank AG (Referenced Obligation:
	Global Investment House KSCC) (Diversified Financials)	12/03/18	804,894

Taiwan – 0.1%
883,875	Citigroup Global Markets, Inc. (Referenced Obligation:
	Taiwan Cement Corp.) (Materials)	01/17/14	795,487

TOTAL EQUITY LINKED NOTES
(Cost $9,326,861)			$6,864,676

Shares	Rate	Value

Short-term Investment(c) – 1.9%

JPMorgan U.S. Government Money Market Fund – Capital Shares
10,812,523	0.082%	$10,812,523
(Cost $10,812,523)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $412,938,864)		$555,732,018

Securities Lending Reinvestment Vehicle(c)(d) – 0.3%

Boston Global Investment Trust – Enhanced Portfolio
1,748,932	0.078%	$1,748,932
(Cost $1,724,794)

TOTAL INVESTMENTS – 100.0%
(Cost $414,663,658)		$557,480,950

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.0%		53,169

NET ASSETS – 100.0%		$557,534,119

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $4,321,119, which represents approximately 0.8% of net assets as of April 30, 2010.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2010.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—	American Depositary Receipt
GDR	—	Global Depositary Receipt

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Assets and Liabilities
April 30, 2010 (Unaudited)

	Asia Equity		Emerging Markets
	Fund	BRIC Fund	Equity Fund

Assets:

Investments in securities of unaffiliated issuers, at value (identified cost $58,988,813, $578,601,905 and $412,938,864, respectively)(a)	$74,198,262	$708,463,740	$555,732,018
Investments in affiliated securities lending reinvestment vehicle, at value (identified cost $0, $0 and $1,724,794, respectively)	—	—	1,748,932
Foreign currencies, at value (identified cost $524,280, $3,288,283 and $4,614,803, respectively)	536,826	3,350,469	4,725,066
Receivables:
Investment securities sold, at value	1,251,750	51,695,903	27,975,708
Dividends, at value	102,064	1,620,115	714,700
Fund shares sold	57,355	3,971,306	1,324,760
Foreign tax reclaims, at value	23,896	192,695	926,228
Due from custodian	—	2,076,373	1,644,385
Reimbursement from investment adviser	85,223	—	—
Securities lending income	—	10,055	1,879
Other assets	669	5,163	4,647

Total assets	76,256,045	771,385,819	594,798,323

Liabilities:

Payables:
Investment securities purchased, at value	1,449,073	48,849,668	34,036,032
Fund shares redeemed	149,875	1,807,039	709,272
Amounts owed to affiliates	86,528	1,114,426	642,550
Foreign capital gains taxes, at value	2,222	—	—
Payable upon return of securities loaned	—	—	1,535,100
Accrued expenses	171,114	288,475	341,250

Total liabilities	1,858,812	52,059,608	37,264,204

Net Assets:

Paid-in capital	95,498,804	858,058,924	1,015,612,908
Accumulated undistributed net investment loss	(247,159)	(3,817,939)	(812,770)
Accumulated net realized loss from investment, futures and foreign currency related transactions	(36,071,146)	(264,893,868)	(600,073,008)
Net unrealized gain on investments and translation of assets and liabilities denominated in foreign currencies	15,216,734	129,979,094	142,806,989

NET ASSETS	$74,397,233	$719,326,211	$557,534,119

Net Assets:
Class A	$45,375,224	$466,521,569	$68,198,290
Class B	1,750,817	—	10,925,938
Class C	5,093,732	173,696,773	22,324,941
Institutional	22,177,460	79,107,869	443,766,933
Service	—	—	12,318,017

Total Net Assets	$74,397,233	$719,326,211	$557,534,119

Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	2,666,468	32,318,489	4,534,756
Class B	107,277	—	785,742
Class C	314,929	12,388,961	1,593,835
Institutional	1,241,906	5,400,283	27,714,099
Service	—	—	840,667

Net asset value, offering and redemption price per share:(b)
Class A	$17.02	$14.44	$15.04
Class B	16.32	—	13.91
Class C	16.17	14.02	14.01
Institutional	17.86	14.65	16.01
Service	—	—	14.65

(a)	Includes loaned securities having a market value of $1,451,035 for the Emerging Markets Equity Fund.

(b)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Asia Equity, BRIC and Emerging Markets Equity Funds is $18.01, $15.28 and $15.92, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Operations
For the Six Months Ended April 30, 2010 (Unaudited)

	Asia Equity		Emerging Markets
	Fund	BRIC Fund	Equity Fund

Investment income:

Dividends (net of foreign taxes withheld of $34,967, $76,987 and $211,768, respectively)	$368,793	$3,014,900	$3,912,553
Securities lending income — affiliated issuer	—	26,935	8,126
Interest	5,239	—	9,375

Total investment income	374,032	3,041,835	3,930,054

Expenses:

Management fees	365,690	4,213,661	3,364,979
Distribution and Service fees(a)	88,963	1,355,982	301,466
Transfer Agent fees(a)	53,225	576,213	222,950
Custody and accounting fees	176,061	310,370	528,321
Professional fees	46,935	51,842	49,869
Registration fees	43,745	24,151	42,428
Printing and mailing costs	31,960	128,964	90,885
Trustee fees	5,897	6,287	6,190
Service Share fees — Service Plan	—	—	15,131
Service Share fees — Shareholder Administration Plan	—	—	15,131
Other	32,236	15,113	22,787

Total expenses	844,712	6,682,583	4,660,137

Less — expense reductions	(276,843)	(97,241)	—

Net expenses	567,869	6,585,342	4,660,137

NET INVESTMENT LOSS	(193,837)	(3,543,507)	(730,083)

Realized and unrealized gain (loss) from investment, futures and foreign currency related transactions:

Net realized gain (loss) from:
Investment transactions — unaffiliated issuers	4,877,035	42,165,797	93,053,060
Securities lending reinvestment vehicle transactions — affiliated issuer	—	263,111	28,819
Futures transactions	11,690	306,541	68,663
Foreign currency related transactions	(2,080)	162,216	(427,273)
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	3,321,538	13,476,651	(15,305,803)
Securities lending reinvestment vehicle — affiliated issuer	—	(190,820)	(16,840)
Futures	8,864	142,099	56,035
Translation of asset and liabilities denominated in foreign currencies	19,137	163,383	172,594

Net realized and unrealized gain from investment, futures and foreign currency related transactions	8,236,184	56,488,978	77,629,255

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,042,347	$52,945,471	$76,899,172

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service
Asia Equity	$56,117	$9,037	$23,809	$42,649	$1,717	$4,524	$4,335	$—
BRIC	540,360	—	815,622	410,676	—	154,968	10,569	—
Emerging Markets Equity	145,502	54,391	101,573	110,680	10,338	19,307	80,202	2,423

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Statements of Changes in Net Assets

	Asia Equity Fund
	For the
	Six Months Ended		For the
	April 30, 2010		Fiscal Year Ended
	(Unaudited)		October 31, 2009

From operations:

Net investment income (loss)	$(193,837)		$587,447
Net realized gain (loss) from investment, futures and foreign currency related transactions	4,886,645		(30,119,855)
Net change in unrealized gain (loss) on investments, futures and translation of assets and liabilities denominated in foreign currencies	3,349,539		53,244,946

Net increase in net assets resulting from operations	8,042,347		23,712,538

Distributions to shareholders:

From net investment income
Class A Shares	(455,250)		(727,529)
Class B Shares	(11,308)		(2,472)
Class C Shares	(33,267)		(4,751)
Institutional Shares	(272,946)		(522,070)
Service Shares	—		—
From net realized gains
Class A Shares	—		(51,124)
Class B Shares	—		(1,881)
Class C Shares	—		(3,580)
Institutional Shares	—		(22,756)
Service Shares	—		—

Total distributions to shareholders	(772,771)		(1,336,163)

From capital transactions:

Proceeds from sales of shares	3,599,308		9,066,652
Reinvestment of distributions	689,272		1,212,134
Cost of shares redeemed	(7,535,469	)(a)	(22,002,584	)(b)

Net increase (decrease) in net assets resulting from share transactions	(3,246,889)		(11,723,798)

Increase from regulatory settlements	—		386,771

Net increase (decrease) in net assets resulting from capital transactions	(3,246,889)		(11,337,027)

TOTAL INCREASE (DECREASE)	4,022,687		11,039,348

Net assets:

Beginning of period	70,374,546		59,335,198

End of period	$74,397,233		$70,374,546

Accumulated undistributed (distributions in excess of) net investment income	$(247,159)		$719,449

(a)	Net of $1,426, $25,242 and $7,921 of redemption fees remitted to the Asia Equity, BRIC and Emerging Markets Equity Funds, respectively.
(b)	Net of $938, $64,798 and $51,928 of redemption fees remitted to the Asia Equity, BRIC and Emerging Markets Equity Funds, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

BRIC Fund				Emerging Markets Equity Fund
For the				For the
Six Months Ended		For the		Six Months Ended		For the
April 30, 2010		Fiscal Year Ended		April 30, 2010		Fiscal Year Ended
(Unaudited)		October 31, 2009		(Unaudited)		October 31, 2009

$(3,543,507)		$35,291		$(730,083)		$9,314,128
42,897,665		(167,923,963)		92,723,269		(462,225,277)
13,591,313		359,110,754		(15,094,014)		668,529,073

52,945,471		191,222,082		76,899,172		215,617,924

—		—		—		(4,136,346)
—		—		—		(95,460)
—		—		—		(81,157)
—		—		(448,535)		(9,963,429)
—		—		—		(98,817)

—		—		—		(49,878,530)
—		—		—		(2,093,953)
—		—		—		(2,814,381)
—		—		—		(80,677,212)
—		—		—		(1,041,794)

—		—		(448,535)		(150,881,079)

237,876,796		223,888,073		294,754,168		202,840,329
—		—		398,304		133,524,230
(111,276,085	)(a)	(150,249,446	)(b)	(455,994,455	)(a)	(568,132,578	)(b)

126,600,711		73,638,627		(160,841,983)		(231,768,019)

—		—		—		18,397

126,600,711		73,638,627		(160,841,983)		(231,749,622)

179,546,182		264,860,709		(84,391,346)		(167,012,777)

539,780,029		274,919,320		641,925,465		808,938,242

$719,326,211		$539,780,029		$557,534,119		$641,925,465

$(3,817,939)		$(274,432)		$(812,770)		$365,848

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements
April 30, 2010 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/Non-Diversified

Asia Equity	A, B, C and Institutional	Diversified

BRIC	A, C and Institutional	Non-diversified

Emerging Markets Equity	A, B, C, Institutional and Service	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Effective November 2, 2009, Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds). Class C Shares are sold with a contingent deferred sales charge of 1.00% during the first 12 months. Institutional and Service Shares are not subject to a sales charge.
Goldman Sachs Asset Management International (“GSAMI”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to each Fund pursuant to a management agreement, (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect the amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.

A. Investment Valuation — The investment valuation policy of the Funds is to value investments at market value. Investments in equity securities and investment companies traded on a foreign securities exchange are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the United States (“U.S.”) securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent fair value service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAMI by taking into consideration market or security specific information as discussed below.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Debt securities for which market quotations are readily available are valued on the basis of quotations furnished by an independent pricing service approved by the trustees or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from bond dealers to determine current value. If accurate quotations are not readily available, or if GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the trustees. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share (“NAV”) on the valuation date. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates market value.
GSAMI, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Funds’ NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security and Fund Share Transactions, and Investment Income — Security and Fund share transactions are reflected for financial reporting purposes as of the trade date, which may cause the NAV as stated in the accompanying financial statements to be different than the NAV applied to Fund share transactions. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted. In addition, it is the Funds’ policy to accrue for foreign capital gains taxes, if applicable, on certain foreign securities held by the Funds. An estimated foreign capital gains tax is recorded daily on net unrealized gains on these securities and is payable upon the sale of such securities when a gain is realized.
Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or pro-rata basis depending upon the nature of the expense and are accrued daily.

D. Redemption Fees — All classes of the Funds charge a 2% redemption fee on the redemption of shares (including by exchange) held for 30 calendar days or less. For this purpose, the Funds use a first-in first-out method so that shares held longest will be treated as being redeemed first and shares held shortest will be treated as being redeemed last. Redemption fees are reimbursed to a Fund and are reflected as a reduction in share redemptions. Redemption fees are credited to Paid-in capital and are allocated to each share class of a Fund on a pro-rata basis at the time of payment.

E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal income tax provisions are required. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
	Declared/Paid	Declared/Paid

All Funds	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. The Funds’ capital accounts on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character, but do not reflect temporary differences.
GSAMI has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

F. Foreign Currency Translations — The books and records of the Funds are accounted for in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars on the following basis: (i) investment valuations, foreign currency and other assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars based upon 4:00 p.m. Eastern Time exchange rates; and (ii) purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions as of 4:00 p.m. Eastern Time.
Net realized and unrealized gain (loss) on foreign currency transactions represents: (i) foreign exchange gains and losses from the sale and holdings of foreign currencies; (ii) currency gains and losses between trade date and settlement date on investment security transactions and forward foreign currency exchange contracts; and (iii) gains and losses from the difference between amounts of dividends, interest and foreign withholding taxes recorded and the amounts actually received. The effect of changes in foreign currency exchange rates on equity securities and derivative instruments is included with the net realized and change in unrealized gain (loss) on investments on the Statements of Operations. The effect of changes in foreign currency exchange rates on fixed income securities sold during the period is included with the net realized gain (loss) on foreign currency related transactions, while the effect of changes in foreign currency exchange rates on fixed income securities held at period end is included with the net change in unrealized gain (loss) on investments on the Statements of Operations. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases and decreases in unrealized gain (loss) on foreign currency related transactions.

G. Equity Linked Notes — The Funds may invest in equity linked notes whose values are based on the price movements of a reference security or index. The value of these equity linked notes will rise and fall in response to changes in the reference security or index. On the maturity date of each equity linked note, the Funds will receive a payment from a counterparty based on the value of the referenced security (notional amount multiplied by price of the referenced security) and record a realized gain or loss.
Equity linked notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Equity linked notes are also subject to the risks that the issuer of the equity linked notes may fail to perform its contractual obligations.

H. Futures Contracts — The Funds may purchase or sell futures contracts to hedge against changes in interest rates, securities prices, currency exchange rates, or to seek to increase total return. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses. The Funds recognize a realized gain or loss when a contract is closed or expires.
The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Futures contracts may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. These risks may decrease the effectiveness of the Funds’ strategies and potentially result in a loss. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

3. AGREEMENTS AND AFFILIATED TRANSACTIONS

A. Management Agreement — Under the Agreement, GSAMI manages the Funds, subject to the general supervision of the trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAMI is entitled to a management fee computed daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
For the six months ended April 30, 2010, contractual and effective net management fees with GSAMI were at the following rates:

	Contractual Management Rate						Effective Net
	First	Next	Next	Next	Over	Effective	Management
Fund	$1 billion	$1 billion	$3 billion	$3 billion	$8 billion	Rate	Rate

Asia Equity	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	1.00%

BRIC	1.30	1.30	1.17	1.11	1.09	1.30	1.27	*

Emerging Markets Equity	1.20	1.20	1.08	1.03	1.01	1.20	1.20

*	GSAM agreed to waive a portion of its management fee in order to achieve the effective net management rate above.

B. Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C

Distribution Plan	0.25%	0.75%	0.75%

Service Plan	—	0.25	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C. Distribution Agreement — Goldman Sachs also serves as distributor of the shares of the Funds pursuant to a Distribution Agreement and may retain a portion of the Class A front end sales charge and Class B and Class C contingent deferred sales charges. During the six months ended April 30, 2010, Goldman Sachs advised that it retained the following approximate amounts:

	Front End	Contingent Deferred
	Sales Charge	Sales Charge
Fund	Class A	Class B	Class C

Asia Equity	$3,200	$—	$—

BRIC	188,800	N/A	400

Emerging Markets Equity	26,200	—	—

D. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and paid monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

E. Service Plan and Shareholder Administration Plan — The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations in an amount equal to, on an annual basis, 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

F. Other Agreements — GSAMI has voluntarily agreed to limit certain “Other Expenses” (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expenses reimbursement, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAMI for prior fiscal year expense reimbursements, if any. The Other Expenses limitations for Asia Equity, BRIC and Emerging Markets Equity Funds as an annual percentage rate of average daily net assets are 0.164%, 0.264% and 0.354%, respectively. Additionally, the Funds have entered into certain offset arrangements with the custodian and transfer agent resulting in a reduction of the Funds’ expenses.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

3. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended April 30, 2010, these expense reductions, including any fee waivers and Other Expenses reimbursement, were as follows (in thousands):

	Management	Other Expenses	Total Expense
Fund	Fee Waiver	Reimbursement	Reductions

Asia Equity	$—	$277	$277

BRIC	97	—	97

As of April 30, 2010, the amounts owed to affiliates of the Funds were as follows (in thousands):

	Management	Distribution and	Transfer	Other Expenses
Fund	Fees	Service Fees	Agent Fees	Reimbursement	Total

Asia Equity	$63	$15	$9	$—	$87

BRIC	764	245	105	—	1,114

Emerging Markets Equity	555	48	31	9	643

G. Line of Credit Facility — As of April 30, 2010, the Funds participated in a $660,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAMI or its affiliates. Pursuant to the terms of the facility, the Funds and other borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $1 billion. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended April 30, 2010, the Funds did not have any borrowings under the facility. Effective May 11, 2010, the facility decreased to $580,000,000.

H. Other Transactions with Affiliates — For the six months ended April 30, 2010, Goldman Sachs earned approximately $600 and $1,200 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Asia Equity and Emerging Markets Equity Funds, respectively.
As of April 30, 2010, the Goldman Sachs Satellite Strategies Portfolio was the beneficial owner of approximately 13% of the outstanding shares of the Emerging Markets Equity Fund.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

4. FAIR VALUE OF INVESTMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;
Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;
Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following is a summary of the Funds’ investments categorized in the fair value hierarchy, as of April 30, 2010:

Asia Equity	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$241,209	$73,045,952	(a)	$—
Short-term Investment	911,101	—		—

Total	$1,152,310	$73,045,952		$—

BRIC	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$255,579,614	$451,947,580	(a)	$—
Short-term Investment	936,546	—		—

Total	$256,516,160	$451,947,580		$—

Emerging Markets Equity	Level 1	Level 2		Level 3

Assets
Common Stock and/or Other Equity Investments	$135,866,794	$409,052,701	(a)	$—
Short-term Investment	10,812,523	—		—
Securities Lending Reinvestment Vehicle	—	1,748,932		—

Total	$146,679,317	$410,801,633		$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

5. INVESTMENTS IN DERIVATIVES

The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over the counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments or commodities at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivatives also involves the risk of loss if the investment adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument.
While the Funds made investments in derivatives during the six months ended April 30, 2010, there were no open derivatives as of April 30, 2010.
The following table sets forth by certain risk types the Funds’ gains (losses) related to derivative activities and their indicative volumes for the six months ended April 30, 2010. These gains (losses) should be considered in the context that derivative contracts may have been executed to economically hedge securities and accordingly, gains (losses) on derivative contracts may offset (losses) gains attributable to securities. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

		Statements of	Net Realized	Net Change in	Average Number
Fund	Risk	Operations Location	Gain (Loss)	Unrealized Gain (Loss)	of Contracts(a)

Asia Equity	Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	$11,690	$8,864	9

BRIC	Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	306,541	142,099	100

Emerging Markets Equity	Equity	Net realized gain (loss) from futures transactions/Net change in unrealized gain (loss) on futures	68,663	56,035	59

(a)	Average number of contracts is based on the average of quarter end balances for the six months ended April 30, 2010.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended April 30, 2010, were as follows:

Fund	Purchases	Sales

Asia Equity	$27,082,675	$30,818,585

BRIC	375,959,055	252,435,085

Emerging Markets Equity	456,820,073	617,442,621

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.
The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust (“Enhanced Portfolio”), a Delaware statutory trust. The Enhance Portfolio, deemed an affiliate of the Trust, is exempt from registration under Section 3(c)(7) of the Act and is managed by Goldman Sachs Asset Management, L.P. (“GSAM”), for which GSAM may receive an investment advisory fee of up to 0.10% on an annualized basis of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests primarily in short-term investments, but is not a “money market fund” subject to the requirements of Rule 2a-7 of the Act. The Funds’ investment of cash collateral in the Enhanced Portfolio is subject to a net asset value that may fall or rise due to market and credit conditions. Effective May 26, 2010, the Funds are currently not participating in the securities lending program.
Both the Funds and GSAL receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended April 30, 2010, are reported under Investment Income on the Statements of Operations. The table below details securities lending activity with affiliates of Goldman Sachs as of, and for the six months ended April 30, 2010:

	Earnings of GSAL	Amounts Received
	Relating to	by the Funds
	Securities	from Lending to
	Loaned for the	Goldman Sachs for
	Six Months Ended	the Six Months Ended
Fund	April 30, 2010	April 30, 2010

BRIC	$2,954	$679

Emerging Markets Equity	889	505

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

7. SECURITIES LENDING (continued)

The following table provides information about the Funds’ investment in the Enhanced Portfolio for the six months ended April 30, 2010 (in thousands):

	Number of
	Shares Held			Number of	Value at
	Beginning of	Shares	Shares	Shares Held	End of
Fund	Period	Bought	Sold	End of Period	Period

BRIC	64,680	172,139	(236,819)	—	$—

Emerging Markets Equity	28,158	47,943	(74,352)	1,749	1,749

8. TAX INFORMATION

As of the most recent fiscal year end October 31, 2009, the Funds’ capital loss carryforwards on a tax-basis were as follows:

			Emerging
	Asia Equity	BRIC	Markets Equity

Capital loss carryforward[1]
Expiring 2016	$(10,069,854)	$(125,638,213)	$(195,682,327)
Expiring 2017	(28,795,393)	(151,687,591)	(445,772,099)

Total capital loss carryforward	$(38,865,247)	$(277,325,804)	$(641,454,426)

[1]	Expiration occurs on October 31 of the year indicated.

As of April 30, 2010, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes was as follows:

			Emerging
	Asia Equity	BRIC	Markets Equity

Tax cost	$61,134,585	$609,342,066	$466,086,598

Gross unrealized gain	16,747,531	108,456,099	97,545,205
Gross unrealized loss	(3,683,854)	(9,334,425)	(6,150,853)

Net unrealized security gain	$13,063,677	$99,121,674	$91,394,352

Net unrealized gain (loss) on other investments	7,285	117,259	(10,303)

Net unrealized gain	$13,070,962	$99,238,933	$91,384,049

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, and differences related to the tax treatment of Passive Foreign Investment Company and partnership investments as of the most recent fiscal year end.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

9. OTHER RISKS

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories (each a “Foreign Custodian”) appointed by the Fund’s custodian. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries. In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy.

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these funds, accounts or individuals of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.
Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Portfolio Concentration Risk — The BRIC Fund invests in concentrated portfolios of equity investments in emerging markets such as the BRIC countries (Brazil, Russia, India and China), South Korea, South Africa and Taiwan. The Fund may also contain issuers that participate in emerging markets either by maintaining a significant amount of their assets in those markets or by deriving a significant amount of their total revenue or profit from goods produced, sales made, or services provided in emerging markets. The Fund also intends to invest in a relatively small number of issuers. As a result, it may be subject to greater risks than a fund that invests in a greater number of issuers.
The Asia Equity Fund invests primarily in equity investments in Asian issuers. Concentration of the investments of the Asia Equity Fund in issuers located in a particular country or region will subject the Fund, to a greater extent than if investments were less concentrated, to the risks of adverse securities markets, exchange rates and social, political, regulatory or economic events which may occur in a given country or region.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAMI believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

Legal Proceedings — On April 16, 2010, the SEC brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman Sachs and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. Goldman Sachs and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters.
Neither Goldman Sachs Asset Management, L.P. or Goldman Sachs Asset Management International (collectively “GSAM”) nor any GSAM-managed funds have been named in the complaint. Moreover, the SEC complaint does not seek any penalties against them or against any employee who is or has been part of GSAM.
In the view of Goldman Sachs and GSAM, neither the matters alleged in this or any such similar proceedings nor their eventual resolution are likely to have a material affect on the ability of Goldman Sachs, GSAM or their affiliates to provide services to GSAM-managed funds. Due to a provision in the law governing the operation of mutual funds, the resolution of the SEC action could, under certain circumstances, result in a situation in which Goldman Sachs, GSAM and their affiliates would be ineligible to serve as an investment adviser or principal underwriter for U.S.-registered mutual funds absent an exemption from the SEC. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.

Regulatory Settlements — The Asia Equity and Emerging Markets Equity Funds received payments of $386,771 and $18,397, respectively, relating to certain regulatory settlements that the Funds had participated in. These payments have been included as an increase to Capital Transactions on the Statements of Changes in Net Assets during the fiscal year ended October 31, 2009.

12. SUBSEQUENT EVENT

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued and GSAMI has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Asia Equity Fund

	For the Six Months Ended
	April 30, 2010		For the Fiscal Year Ended
	(Unaudited)		October 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	129,867	$2,157,807	416,682	$5,255,749
Reinvestment of distributions	25,069	411,627	72,848	719,740
Shares converted from Class B(a)	2,385	38,940	5,340	59,097
Shares redeemed	(339,332)	(5,550,438)	(1,312,103)	(14,119,356)

	(182,011)	(2,942,064)	(817,233)	(8,084,770)

Class B Shares
Shares sold	3,368	53,897	33,692	446,762
Reinvestment of distributions	563	8,897	390	3,717
Shares converted to Class A(a)	(2,482)	(38,940)	(5,545)	(59,097)
Shares redeemed	(16,626)	(258,213)	(33,233)	(333,968)

	(15,177)	(234,359)	(4,696)	57,414

Class C Shares
Shares sold	62,968	980,372	126,907	1,480,232
Reinvestment of distributions	1,442	22,570	649	6,143
Shares redeemed	(33,703)	(531,898)	(79,480)	(860,848)

	30,707	471,044	48,076	625,527

Institutional Shares
Shares sold	23,393	407,232	148,716	1,883,909
Reinvestment of distributions	14,304	246,178	46,667	482,534
Shares redeemed	(69,183)	(1,194,920)	(678,483)	(6,688,412)

	(31,486)	(541,510)	(483,100)	(4,321,969)

NET DECREASE	(197,967)	$(3,246,889)	(1,256,953)	$(11,723,798)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Notes to Financial Statements (continued)
April 30, 2010 (Unaudited)

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	BRIC Fund
	For the Six Months Ended
	April 30, 2010		For the Fiscal Year Ended
	(Unaudited)		October 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	10,223,215	$146,460,348	14,302,238	$152,330,041
Shares redeemed	(5,950,834)	(83,505,669)	(10,481,827)	(89,656,685)

	4,272,381	62,954,679	3,820,411	62,673,356

Class C Shares
Shares sold	2,682,732	37,385,574	3,481,812	35,999,753
Shares redeemed	(1,367,655)	(18,961,370)	(3,124,412)	(25,649,684)

	1,315,077	18,424,204	357,400	10,350,069

Institutional Shares
Shares sold	3,746,395	54,030,874	3,320,294	35,558,279
Shares redeemed	(624,411)	(8,809,046)	(3,463,160)	(34,943,077)

	3,121,984	45,221,828	(142,866)	615,202

NET INCREASE	8,709,442	$126,600,711	4,034,945	$73,638,627

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Emerging Markets Equity Fund

	For the Six Months Ended
	April 30, 2010		For the Fiscal Year Ended
	(Unaudited)		October 31, 2009

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,763,839	$25,597,656	8,485,767	$88,444,282
Reinvestment of distributions	—	—	6,306,463	51,397,671
Shares converted from Class B(a)	4,617	67,151	27,244	308,857
Shares redeemed	(16,435,142)	(242,814,019)	(17,601,017)	(174,094,753)

	(14,666,686)	(217,149,212)	(2,781,543)	(33,943,943)

Class B Shares
Shares sold	47,198	637,230	206,939	2,196,261
Reinvestment of distributions	—	—	254,619	1,940,196
Shares converted to Class A(a)	(4,984)	(67,151)	(29,263)	(308,857)
Shares redeemed	(90,815)	(1,225,505)	(298,734)	(2,699,811)

	(48,601)	(655,426)	133,561	1,127,789

Class C Shares
Shares sold	316,170	4,312,731	580,713	5,819,345
Reinvestment of distributions	—	—	269,356	2,065,957
Shares redeemed	(133,810)	(1,824,118)	(465,745)	(4,377,973)

	182,360	2,488,613	384,324	3,507,329

Institutional Shares
Shares sold	16,752,567	260,084,882	8,988,116	100,708,806
Reinvestment of distributions	25,897	398,304	8,910,760	76,988,967
Shares redeemed	(13,475,207)	(206,790,787)	(34,961,678)	(384,472,822)

	3,303,257	53,692,399	(17,062,802)	(206,775,049)

Service Shares
Shares sold	291,054	4,121,669	560,188	5,671,635
Reinvestment of distributions	—	—	142,319	1,131,439
Shares redeemed	(238,880)	(3,340,026)	(227,668)	(2,487,219)

	52,174	781,643	474,839	4,315,855

NET DECREASE	(11,177,496)	$(160,841,983)	(18,851,621)	$(231,768,019)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS ASIA EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from				Distributions
	Net asset	investment operations				to shareholders
	value,	Net		Net realized	Total from	From net	From net
	beginning	investment		and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)		gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)

2010 - A	$15.39	$(0.05	)(c)	$1.84	$1.79	$(0.16)	$—	$(0.16)
2010 - B	14.75	(0.11	)(c)	1.77	1.66	(0.09)	—	(0.09)
2010 - C	14.64	(0.10	)(c)	1.74	1.64	(0.11)	—	(0.11)
2010 - Institutional	16.16	(0.02	)(c)	1.93	1.91	(0.21)	—	(0.21)

FOR THE FISCAL YEAR ENDED OCTOBER 31,

2009 - A	10.11	0.12		5.32	5.44	(0.22)	(0.02)	(0.24)
2009 - B	9.58	0.02		5.11	5.13	(0.02)	(0.02)	(0.04)
2009 - C	9.51	0.02		5.07	5.09	(0.02)	(0.02)	(0.04)
2009 - Institutional	10.70	0.17		5.59	5.76	(0.36)	(0.02)	(0.38)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	16.87	0.02		(6.78)	(6.76)	—	—	—
2008 - B	16.00	—	(f)	(6.42)	(6.42)	—	—	—
2008 - C	15.88	—	(f)	(6.37)	(6.37)	—	—	—
2008 - Institutional	17.84	0.03		(7.17)	(7.14)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	22.13	0.14		(4.35)	(4.21)	(0.15)	(0.93)	(1.08)
2008 - B	21.13	(0.02)		(4.14)	(4.16)	(0.07)	(0.93)	(1.00)
2008 - C	21.01	(0.04)		(4.09)	(4.13)	(0.10)	(0.93)	(1.03)
2008 - Institutional	23.31	0.22		(4.58)	(4.36)	(0.21)	(0.93)	(1.14)

2007 - A	15.60	0.08		6.53	6.61	(0.08)	—	(0.08)
2007 - B	14.94	(0.07)		6.26	6.19	—	—	—
2007 - C	14.85	(0.06)		6.22	6.16	—	—	—
2007 - Institutional	16.42	0.17		6.86	7.03	(0.14)	—	(0.14)

2006 - A	13.38	0.10		2.28	2.38	(0.16)	—	(0.16)
2006 - B	12.85	(0.05)		2.22	2.17	(0.08)	—	(0.08)
2006 - C	12.79	(0.01)		2.17	2.16	(0.10)	—	(0.10)
2006 - Institutional	14.05	0.15		2.40	2.55	(0.18)	—	(0.18)

2005 - A	10.47	0.16		2.82	2.98	(0.07)	—	(0.07)
2005 - B	10.08	0.04		2.74	2.78	(0.01)	—	(0.01)
2005 - C	10.03	0.06		2.71	2.77	(0.01)	—	(0.01)
2005 - Institutional	11.00	0.23		2.95	3.18	(0.13)	—	(0.13)

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Reflects income recognized from a special dividend which amounted to $0.01 per share and 0.03% of average net assets.

(d)	Annualized.

(e)	Total return reflects the impact of payments for regulatory settlements entitled to be received during the year and recorded as an increase to capital by the Fund. Excluding such payments, the total return would have been:

	Class A	Class B	Class C	Institutional

For the Fiscal Year Ended October 31, 2009	55.33%	54.06%	54.16%	55.93%
For the Fiscal Year Ended August 31, 2008	(20.59)	(21.23)	(21.21)	(20.27)

(f)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ASIA EQUITY FUND

									Ratio of
Increase				Net assets,	Ratio of		Ratio of		net investment
from	Net asset			end of	net expenses		total expenses		income (loss)		Portfolio
regulatory	value, end	Total		period	to average		to average		to average		turnover
settlements	of period	return(b)		(in 000s)	net assets		net assets		net assets		rate

$—	$17.02	11.68%		$45,375	1.60	%(d)	2.36	%(d)	(0.58	)%(c)(d)	38%
—	16.32	11.29		1,751	2.35	(d)	3.11	(d)	(1.34	)(c)(d)	38
—	16.17	11.13		5,094	2.35	(d)	3.11	(d)	(1.32	)(c)(d)	38
—	17.86	11.89		22,177	1.20	(d)	1.96	(d)	(0.18	)(c)(d)	38

0.08	15.39	55.89	(e)	43,833	1.60		2.36		0.97		117
0.08	14.75	54.55	(e)	1,807	2.35		3.11		0.19		117
0.08	14.64	54.64	(e)	4,160	2.35		3.11		0.20		117
0.08	16.16	56.48	(e)	20,575	1.20		1.96		1.35		117

—	10.11	(40.07)		37,075	1.60	(d)	2.44	(d)	0.97	(d)	7
—	9.58	(40.13)		1,218	2.35	(d)	3.19	(d)	0.23	(d)	7
—	9.51	(40.11)		2,245	2.35	(d)	3.19	(d)	0.21	(d)	7
—	10.70	(40.02)		18,789	1.20	(d)	2.04	(d)	1.45	(d)	7

0.03	16.87	(20.36	)(e)	74,240	1.60		1.77		0.63		47
0.03	16.00	(21.00	)(e)	2,432	2.35		2.52		(0.10)		47
0.03	15.88	(20.98	)(e)	4,276	2.35		2.52		(0.18)		47
0.03	17.84	(20.04	)(e)	41,334	1.20		1.37		0.95		47

—	22.13	42.55		128,224	1.61		1.81		0.42		131
—	21.13	41.50		3,315	2.36		2.56		(0.38)		131
—	21.01	41.48		6,314	2.36		2.56		(0.32)		131
—	23.31	43.12		73,474	1.21		1.41		0.88		131

—	15.60	17.77		93,917	1.60		1.87		0.63		162
—	14.94	16.93		3,430	2.35		2.62		(0.36)		162
—	14.85	16.94		3,790	2.35		2.62		(0.06)		162
—	16.42	18.29		42,674	1.20		1.47		0.97		162

—	13.38	28.64		59,572	1.60		1.99		1.25		66
—	12.85	27.63		5,124	2.35		2.74		0.38		66
—	12.79	27.60		2,090	2.35		2.74		0.48		66
—	14.05	29.06		33,833	1.20		1.59		1.74		66

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)

2010 - A	$13.12	$(0.07)	$1.39	$1.32	$—	$—	$—
2010 - C	12.79	(0.12)	1.35	1.23	—	—	—
2010 - Institutional	13.29	(0.03)	1.39	1.36	—	—	—

FOR THE FISCAL YEAR ENDED OCTOBER 31,

2009 - A	7.39	0.02	5.71	5.73	—	—	—
2009 - C	7.26	(0.05)	5.58	5.53	—	—	—
2009 - Institutional	7.46	0.05	5.78	5.83	—	—	—

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	14.21	0.02	(6.84)	(6.82)	—	—	—
2008 - C	13.97	— (d)	(6.71)	(6.71)	—	—	—
2008 - Institutional	14.32	0.03	(6.89)	(6.86)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	16.29	(0.03)	(1.11)	(1.14)	(0.01)	(0.93)	(0.94)
2008 - C	16.14	(0.15)	(1.09)	(1.24)	—	(0.93)	(0.93)
2008 - Institutional	16.37	0.04	(1.13)	(1.09)	(0.03)	(0.93)	(0.96)

2007 - A	10.45	(0.07)	5.93	5.86	—	(0.02)	(0.02)
2007 - C	10.43	(0.18)	5.91	5.73	—	(0.02)	(0.02)
2007 - Institutional	10.46	(0.01)	5.94	5.93	—	(0.02)	(0.02)

FOR THE PERIOD ENDED AUGUST 31,

2006 - A (Commenced June 30, 2006)	10.00	(0.03)	0.48	0.45	—	—	—
2006 - C (Commenced June 30, 2006)	10.00	(0.04)	0.47	0.43	—	—	—
2006 - Institutional (Commenced June 30, 2006)	10.00	(0.01)	0.47	0.46	—	—	—

*	The Fund changed its fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

(d)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BRIC FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$14.44	9.98%	$466,522	1.87	%(c)	1.90	%(c)	(0.94	)%(c)	40%
14.02	9.62	173,697	2.62	(c)	2.65	(c)	(1.70	)(c)	40
14.65	10.23	79,108	1.48	(c)	1.51	(c)	(0.47	)(c)	40

13.12	77.54	367,897	1.97		2.00		0.19		117
12.79	76.17	141,614	2.72		2.75		(0.54)		117
13.29	78.15	30,269	1.57		1.60		0.46		117

7.39	(47.99)	179,052	1.97	(c)	2.10	(c)	1.03	(c)	14
7.26	(48.03)	77,810	2.72	(c)	2.85	(c)	0.23	(c)	14
7.46	(47.91)	18,058	1.57	(c)	1.70	(c)	1.70	(c)	14

14.21	(8.49)	431,746	1.90		1.93		(0.14)		72
13.97	(9.18)	169,711	2.65		2.68		(0.88)		72
14.32	(8.17)	46,769	1.50		1.53		0.21		72

16.29	55.99	250,209	1.98		2.08		(0.52)		56
16.14	54.85	91,085	2.73		2.83		(1.26)		56
16.37	56.75	32,095	1.58		1.86		(0.09)		56

10.45	4.60	5,762	1.97	(c)	7.54	(c)	(1.48	)(c)	8
10.43	4.40	1,890	2.72	(c)	8.60	(c)	(2.19	)(c)	8
10.46	4.60	10,832	1.57	(c)	7.16	(c)	(0.41	)(c)	8

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

Financial Highlights
Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from			Distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net	From net
	beginning	investment	and unrealized	investment	investment	realized	Total
Year - Share Class	of period	income (loss)(a)	gain (loss)	operations	income	gains	distributions

FOR THE SIX MONTHS ENDED APRIL 30, (UNAUDITED)

2010 - A	$13.37	$(0.03)	$1.70	$1.67	$—	$—	$—
2010 - B	12.41	(0.08)	1.58	1.50	—	—	—
2010 - C	12.50	(0.08)	1.67	1.51	—	—	—
2010 - Institutional	14.22	— (d)	1.80	1.80	(0.01)	—	(0.01)
2010 - Service	13.03	(0.04)	1.66	1.62	—	—	—

FOR THE FISCAL YEAR ENDED OCTOBER 31,

2009 - A	11.97	0.15	4.64	4.79	(0.26)	(3.13)	(3.39)
2009 - B	11.30	0.07	4.31	4.38	(0.14)	(3.13)	(3.27)
2009 - C	11.31	0.07	4.34	4.41	(0.09)	(3.13)	(3.22)
2009 - Institutional	12.60	0.21	4.93	5.14	(0.39)	(3.13)	(3.52)
2009 - Service	11.80	0.15	4.51	4.66	(0.30)	(3.13)	(3.43)

FOR THE PERIOD SEPTEMBER 1, 2008 TO OCTOBER 31, 2008*

2008 - A	20.13	0.05	(8.21)	(8.16)	—	—	—
2008 - B	19.03	0.02	(7.75)	(7.73)	—	—	—
2008 - C	19.04	0.02	(7.75)	(7.73)	—	—	—
2008 - Institutional	21.18	0.06	(8.64)	(8.58)	—	—	—
2008 - Service	19.85	0.04	(8.09)	(8.05)	—	—	—

FOR THE FISCAL YEARS ENDED AUGUST 31,

2008 - A	26.74	0.14	(2.87)	(2.73)	(0.04)	(3.84)	(3.88)
2008 - B	25.61	(0.03)	(2.71)	(2.74)	—	(3.84)	(3.84)
2008 - C	25.62	(0.04)	(2.70)	(2.74)	—	(3.84)	(3.84)
2008 - Institutional	27.91	0.25	(3.04)	(2.79)	(0.10)	(3.84)	(3.94)
2008 - Service	26.48	0.16	(2.88)	(2.72)	(0.07)	(3.84)	(3.91)

2007 - A	19.91	0.07	6.98	7.05	(0.08)	(0.14)	(0.22)
2007 - B	19.14	(0.11)	6.72	6.61	—	(0.14)	(0.14)
2007 - C	19.16	(0.12)	6.72	6.60	—	(0.14)	(0.14)
2007 - Institutional	20.75	0.18	7.27	7.45	(0.15)	(0.14)	(0.29)
2007 - Service	19.66	0.09	6.87	6.96	—	(0.14)	(0.14)

2006 - A	15.76	0.16	4.12	4.28	(0.03)	(0.10)	(0.13)
2006 - B	15.24	(0.02)	4.02	4.00	—	(0.10)	(0.10)
2006 - C	15.26	0.03	3.97	4.00	—	(0.10)	(0.10)
2006 - Institutional	16.39	0.24	4.29	4.53	(0.07)	(0.10)	(0.17)
2006 - Service	15.56	0.04	4.16	4.20	—	(0.10)	(0.10)

2005 - A	10.49	0.09	5.19	5.28	(0.01)	—	(0.01)
2005 - B	10.19	(0.01)	5.06	5.05	—	—	—
2005 - C	10.22	— (d)	5.04	5.04	—	—	—
2005 - Institutional	10.92	0.14	5.41	5.55	(0.08)	—	(0.08)
2005 - Service	10.38	0.08	5.13	5.21	(0.03)	—	(0.03)

*	The Fund changed fiscal year end from August 31 to October 31.

(a)	Calculated based on the average shares outstanding methodology.

(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.

(d)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS EMERGING MARKETS EQUITY FUND

							Ratio of
		Net assets,	Ratio of		Ratio of		net investment
Net asset		end of	net expenses		total expenses		income (loss)		Portfolio
value, end	Total	period	to average		to average		to average		turnover
of period	return(b)	(in 000s)	net assets		net assets		net assets		rate

$15.04	12.49%	$68,198	1.91	%(c)	1.91	%(c)	(0.54	)%(c)	84%
13.91	12.09	10,926	2.66	(c)	2.66	(c)	(1.24	)(c)	84
14.01	12.08	22,325	2.66	(c)	2.66	(c)	(1.23	)(c)	84
16.01	12.69	443,767	1.51	(c)	1.51	(c)	(0.09	)(c)	84
14.65	12.43	12,318	2.01	(c)	2.01	(c)	(0.60	)(c)	84

13.37	58.12	256,648	1.89		1.89		1.43		179
12.41	56.96	10,350	2.64		2.64		0.73		179
12.50	57.03	17,637	2.64		2.64		0.70		179
14.22	58.76	347,017	1.49		1.49		1.88		179
13.03	57.99	10,273	1.99		1.99		1.38		179

11.97	(40.54)	263,099	1.86	(c)	1.90	(c)	1.81	(c)	20
11.30	(40.62)	7,919	2.61	(c)	2.65	(c)	1.01	(c)	20
11.31	(40.65)	11,612	2.61	(c)	2.65	(c)	1.04	(c)	20
12.60	(40.51)	522,606	1.46	(c)	1.50	(c)	2.19	(c)	20
11.80	(40.55)	3,701	1.96	(c)	2.00	(c)	1.77	(c)	20

20.13	(13.92)	522,595	1.84		1.84		0.55		91
19.03	(14.55)	14,677	2.59		2.59		(0.16)		91
19.04	(14.58)	22,596	2.59		2.59		(0.19)		91
21.18	(13.57)	986,258	1.44		1.44		0.95		91
19.85	(14.03)	7,472	1.94		1.94		0.63		91

26.74	35.67	671,311	1.79		1.79		0.28		97
25.61	34.68	16,574	2.54		2.54		(0.50)		97
25.62	34.64	28,345	2.54		2.54		(0.55)		97
27.91	36.21	1,312,613	1.39		1.39		0.73		97
26.48	35.54	3,704	1.89		1.89		0.38		97

19.91	27.17	400,757	1.81		1.81		0.82		101
19.14	26.24	12,516	2.56		2.56		(0.11)		101
19.16	26.28	21,024	2.56		2.56		0.18		101
20.75	27.74	498,643	1.41		1.41		1.18		101
19.66	27.07	704	1.89		1.89		0.22		101

15.76	50.51	87,292	1.99		2.06		0.63		91
15.24	49.51	6,080	2.74		2.81		(0.11)		91
15.26	49.32	2,835	2.74		2.81		0.02		91
16.39	51.00	89,841	1.59		1.66		1.01		91
15.56	50.25	1,655	2.09		2.16		0.58		91

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUNDAMENTAL EMERGING MARKETS EQUITY FUNDS

Fund Expenses (Unaudited) — Six Month Period Ended April 30, 2010

As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), and redemption fees (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional or Service Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2009 through April 30, 2010.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Asia Equity Fund				BRIC Fund				Emerging Markets Equity Fund
				Expenses
				Paid for the				Expenses				Expenses
	Beginning	Ending		6 Months	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		Ended	Account Value	Account Value		6 Months Ended	Account Value	Account Value		6 Months Ended
Share Class	11/01/09	4/30/10		4/30/10*	11/01/09	4/30/10		4/30/10*	11/01/09	4/30/10		4/30/10*
Class A
Actual	$1,000	$1,116.80		$8.40	$1,000	$1,099.80		$9.74	$1,000	$1,124.90		$9.96
Hypothetical 5% return	1,000	1,016.86	+	8.00	1,000	1,015.52	+	9.35	1,000	1,015.42	+	9.44

Class B
Actual	1,000	1,112.90		12.31	N/A	N/A		N/A	1,000	1,120.90		13.99
Hypothetical 5% return	1,000	1,013.14	+	11.73	N/A	N/A		N/A	1,000	1,011.60	+	13.27

Class C
Actual	1,000	1,111.30		12.30	1,000	1,096.20		13.62	1,000	1,120.80		13.99
Hypothetical 5% return	1,000	1,013.14	+	11.73	1,000	1,011.80	+	13.07	1,000	1,011.60	+	13.27

Institutional
Actual	1,000	1,118.90		6.30	1,000	1,102.30		7.71	1,000	1,126.90		7.96
Hypothetical 5% return	1,000	1,018.84	+	6.01	1,000	1,017.46	+	7.40	1,000	1,017.31	+	7.55

Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,124.30		10.59
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,014.83	+	10.04

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended April 30, 2010. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Asia Equity	1.60%	2.35%	2.35%	1.20%	N/A
BRIC	1.87	N/A	2.62	1.48	N/A
Emerging Markets Equity	1.91	2.66	2.66	1.51	2.01%

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $713.9 billion in assets under management as of March 31, 2010 — our investment professionals bring firsthand knowledge of local markets to every investment decision. Goldman Sachs Asset Management ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market[2]■ Institutional Liquid Assets Prime Obligations Portfolio
■ Institutional Liquid Assets Tax-Exempt Diversified Portfolio
■ Financial Square Federal Fund
■ Financial Square Government Fund
■ Financial Square Money Market Fund
■ Financial Square Prime Obligations Fund
■ Financial Square Tax-Free Money Market Fund
■ Financial Square Treasury Instruments Fund
■ Financial Square Treasury Obligations Fund

Fixed Income
Short Duration and Government
■ Enhanced Income Fund
■ Ultra-Short Duration Govt. Fund
■ Short Duration Government Fund
■ Government Income Fund
■ Inflation Protected Securities Fund
Multi-Sector
■ Core Fixed Income Fund
■ Core Plus Fixed Income Fund
■ Global Income Fund
Municipal and Tax-Free
■ High Yield Municipal Fund
■ Municipal Income Fund
■ Short Duration Tax-Free Fund
Single Sector
■ Investment Grade Credit Fund

■ U.S. Mortgages Fund
■ High Yield Fund
■ Emerging Markets Debt Fund
■ Local Emerging Markets Debt Fund
Corporate Credit
■ Credit Strategies Fund

Fundamental Equity
■ Growth and Income Fund
■ Small Cap Value Fund
■ Mid Cap Value Fund
■ Large Cap Value Fund
■ Capital Growth Fund
■ Strategic Growth Fund
■ Small/Mid Cap Growth Fund
■ All Cap Growth Fund
■ Concentrated Growth Fund
■ Tollkeeper FundSM
■ Growth Opportunities Fund
■ U.S. Equity Fund

Structured Equity
■ Balanced Fund
■ Structured Small Cap Equity Fund
■ Structured U.S. Equity Fund
■ Structured Small Cap Growth Fund
■ Structured Large Cap Growth Fund
■ Structured Large Cap Value Fund
■ Structured Small Cap Value Fund
■ Structured Tax-Managed Equity Fund
■ Structured International Tax-Managed Equity Fund
■ U.S. Equity Dividend and Premium Fund

■ International Equity Dividend and Premium Fund
■ Structured International Small Cap Fund
■ Structured International Equity Fund
■ Structured Emerging Markets Equity Fund

Fundamental Equity International
■ Strategic International Equity Fund
■ Concentrated International Equity Fund
■ International Small Cap Fund
■ Asia Equity Fund
■ Emerging Markets Equity Fund
■ BRIC Fund (Brazil, Russia, India, China)

Select Satellite[3]■ Real Estate Securities Fund
■ International Real Estate Securities Fund
■ Commodity Strategy Fund
■ Dynamic Allocation Fund
■ Absolute Return Tracker Fund

Total Portfolio Solutions[3]■ Balanced Strategy Portfolio
■ Growth and Income Strategy Portfolio
■ Growth Strategy Portfolio
■ Equity Growth Strategy Portfolio
■ Income Strategies Portfolio
■ Satellite Strategies Portfolio
■ Retirement Strategies Portfolios
■ Enhanced Dividend Global Equity Portfolio
■ Tax Advantaged Global Equity Portfolio

[1]	Ranked 9th in Total Assets Worldwide. Pensions&Investments, May 2009.

[2]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Firmwide assets under management includes assets managed by GSAM and its Investment Advisory Affiliates. The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Peter V. Bonanno, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

A summary prospectus and a Prospectus for the Funds containing more information may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Please consider a Fund’s objectives, risks, and charges and expenses, and read the summary prospectus and/or the Prospectus carefully before investing. The summary prospectus and the Prospectus contains this and other information about the Funds.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1- 800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission Website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (”SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Fund’s entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current summary prospectus or Prospectus for the Funds. Please consider a Fund’s objectives, risks, and charges and expenses, and read the summary prospectus and/or Prospectus carefully before investing. The summary prospectus and Prospectus contain this and other information about the Funds.

Copyright 2010 Goldman, Sachs & Co. All rights reserved. 37272.MF.TMPL EMESAR10 / 52.3K / 06-10

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 6.	SCHEDULE OF INVESTMENTS.

(a)	The Schedule of Investments is included as part of the Semi-Annual Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)		Not applicable.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)		Not applicable.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

/s/ James A. McNamara

By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Trust

Date: June 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James A. McNamara

By: James A. McNamara
Chief Executive Officer of
Goldman Sachs Trust

Date: June 30, 2010

/s/ George F. Travers

By: George F. Travers
Chief Financial Officer of
Goldman Sachs Trust

Date: June 30, 2010